UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AKOUSTIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(704) 997-5735

November     , 2016

To the Stockholders of Akoustis Technologies, Inc.:

We are pleased to invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”). The Annual Meeting will be held at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 on Thursday, December 15, 2016 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report to Stockholders for the year ended June 30, 2016.

We sincerely hope that you can attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. You may revoke your proxy at any time before it is exercised as explained in the Proxy Statement.

If you have any questions or need assistance voting your shares, please contact Cindy C. Payne, the Company’s Chief Financial Officer and Assistant Secretary, at (704) 997-5735.

Sincerely,

Lora Shealy
Secretary

Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(704) 997-5735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2016 AT 10:00 A.M.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Akoustis Technologies, Inc. (the “Company”) will be held at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 on Thursday, December 15, 2016 at 10:00 a.m., local time, for the following purposes:

1.	to elect five directors of the Company to serve one-year terms expiring at the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Akoustis Technologies, Inc. 2016 Stock Incentive Plan;

3.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

We have fixed October 26, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, telephone, or mail, as described on the enclosed proxy card. You may also vote your shares in person at the Annual Meeting. To obtain directions to the Annual Meeting, please call (704) 997-5735.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees, “FOR” the approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan, “FOR” the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion, and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

You may revoke your proxy at any time prior to or at the Annual Meeting by written notice to the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 15, 2016: the Proxy Statement and the Company’s Annual Report to Stockholders are available at www.proxyvote.com.

By order of the Board of Directors

Lora Shealy

Secretary

Huntersville, North Carolina

November      , 2016

November     , 2016

PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2016

The Board of Directors (the “Board of Directors” or “Board”) of Akoustis Technologies, Inc. (the “Company”) is furnishing you this Proxy Statement to solicit proxies, on its behalf, to be voted at the Company’s 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, December 15, 2016, at 10:00 a.m., local time, at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202, and at any adjournment or adjournments thereof. These proxy materials are first being mailed or made available to stockholders on or about November , 2016.

The entire cost of soliciting these proxies will be borne by the Company. In addition to the delivery of the proxy materials by mail, the Company may request banks, brokers, and other record holders, or a proxy solicitor acting on its behalf, to send proxies and proxy materials to the beneficial owners of the Company’s Common Stock (the “Common Stock”) and secure their voting instructions and will reimburse them for their reasonable expenses in so doing. The Company has not engaged a proxy solicitor to solicit proxies from stockholders; however, the Company retains the right to do so if it deems such solicitation necessary. Furthermore, the Company may also use one or more of its current employees, who will not be specially compensated, to solicit proxies from stockholders in person, by telephone, by e-mail, or by special letter.

The Annual Meeting will be held for the purpose of considering and voting upon the following:

1.	to elect five directors of the Company to serve one-year terms expiring at the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Akoustis Technologies, Inc. 2016 Stock Incentive Plan;

3.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board is not aware of any other business to come before the Annual Meeting.

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GENERAL INFORMATION CONCERNING VOTING

Date, Time, and Place

The Company will hold its Annual Meeting at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202 at 10:00 a.m., local time, on Thursday, December 15, 2016.

Purpose of the Annual Meeting

At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon the following:

1.	to elect five directors of the Company to serve one-year terms expiring at the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2.	to approve the Akoustis Technologies, Inc. 2016 Stock Incentive Plan;

3.	to approve the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;

4.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board is not aware of any other business to come before the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors has determined that each of the proposals is advisable and in the best interests of the Company and its stockholders and recommends that the Company’s stockholders vote “FOR” each of the director nominees, “FOR” the Akoustis Technologies, Inc. 2016 Stock Incentive Plan, “FOR” the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion, and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

Who May Vote

Stockholders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the close of business on October 26, 2016, the record date established by the Company’s Board of Directors (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof, either in person or by proxy. Each share of Common Stock is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors. On the Record Date, there were 15,876,981 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders do not have cumulative voting rights.

Voting Methods

You may vote at the Annual Meeting: (i) in person, (ii) by mail via your proxy card, (iii) by telephone, or (iv) on the Internet. Instructions regarding telephone and Internet voting are included on the proxy card. The telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on Wednesday, December 14, 2016. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If a bank, broker, or other nominee (“broker”) holds your shares, you will receive voting instructions directly from the broker.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the security desk on the Plaza level of One Wells Fargo Center. Please be sure to have state or government issued photo identification with you at the time of registration. After a determination that you are a registered holder of Common Stock, you will receive a security pass that will allow you to access the offices of Womble Carlyle Sandridge & Rice LLP and attend the Annual Meeting. If you are not a registered holder, please be sure that you bring your state or government issued photo identification as well as either (i) a proxy issued to you in your name by your brokerage firm, bank or other nominee, or (ii) a brokerage statement showing your beneficial ownership of Common Stock as of the Record Date (and a legal proxy from your brokerage firm, bank, or other nominee if you wish to vote your shares at the Annual Meeting), to present to the security desk at the time of registration.

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Voting by Proxy

The form of proxy solicited by the Board of Directors permits you to specify a choice among “for” all nominees, “for all except” designated nominees, and “withhold authority” to vote for each nominee for election as director, and a choice among “for,” “against,” and “abstain” with respect to the 2016 Stock Incentive Plan, the reincorporation, and the auditor ratification proposals. All shares represented by valid proxies that the Company receives through this solicitation, and that are not revoked, will be voted according to your instructions on the proxy card or as instructed by phone or via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on these matters in accordance with their best judgment. The proxies also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board of Directors’ recommendations. The Board of Directors has selected Jeffrey B. Shealy and Cindy C. Payne to act as proxies with full power of substitution at the Annual Meeting. Either of them is authorized to vote, on behalf of the Board, all proxies to vote shares of Common Stock at the Annual Meeting or any adjournment thereof granted by stockholders of the Company. The enclosed proxy with respect to the Annual Meeting is solicited by the Board of Directors.

Revocability of Proxies

Even if you execute a proxy, you have the right to revoke it and change your vote by notifying us at any time before your proxy is voted. You may revoke a proxy at any time by submitting written notice of revocation to Cindy C. Payne, the Company’s Chief Financial Officer and Assistant Secretary, before the shares are voted, by submitting a proxy having a later date, or by appearing at the Annual Meeting and voting in person. Unless so revoked, the shares of Common Stock represented by the valid proxies received pursuant to this solicitation will be voted in accordance with the specifications given therein. Attendance at the Annual Meeting, without voting, will not serve to revoke a previously submitted proxy.

Quorum and Vote Necessary for Action

Quorum. The presence of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Required Vote. Directors are elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the five director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan (Proposal 2) and ratification of the appointment of our independent registered accounting firm (Proposal 4) require the affirmative vote of the majority of the votes cast with respect to such matters at the Annual Meeting. Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion (Proposal 3) requires the affirmative vote of the majority of the voting power of our Common Stock. You may vote “for,” “against,” or “abstain” with respect to Proposals 2, 3, and 4.

Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum but will not be treated as votes cast and therefore will have no effect on the vote required for Proposals 1, 2, and 4. However, because the affirmative vote of the majority of the voting power of our Common Stock is required to approve the reincorporation (Proposal 3), broker-non-votes will have the effect of an “against” vote with respect to Proposal 3.

“Routine” and “Non-routine” Matters. The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017 (Proposal 4) is considered a routine matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal. The election of directors (Proposal 1), approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan (Proposal 2), and approval of the reincorporation of the Company from the State of Nevada to the State of Delaware (Proposal 3) are considered non-routine matters under applicable stock exchange rules, and your broker is not entitled to vote your shares on these proposals without your instructions.

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Abstentions and Withheld Votes. If you abstain from voting or withhold your vote on a particular matter, your vote will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against that matter.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock that may be acquired upon exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the Record Date are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of the Record Date by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. For shares subject to repurchase options, as indicated in the notes to the table below, see “Compensation and Other Information Concerning Our Executive Officers and Directors—Employment Agreements” and “—Restricted Stock Agreements” below for a description of the repurchase option. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)(2)	Percent of class (3)

Jeffrey B. Shealy, Chief Executive Officer, Director(4)	3,466,586	21.9%
David M. Aichele, Vice President of Business Development(5)	136,250	*
Mark Boomgarden, Vice President of Operations(6)	243,291	1.5%
Cindy C. Payne, Chief Financial Officer(7)	184,375	1.2%
Steven P. DenBaars, Director(8)(9)	275,858	1.7%
Arthur E. Geiss, Director, Co-Chairman of the Board(8)(10)	66,306	*
Jeffrey K. McMahon, Director(8) (11)	541,888	3.4%
Jerry D. Neal, Director, Co-Chairman of the Board(8) (11)	157,000	1.0%
All directors and executive officers as a group (8 persons)(12)	5,071,554	31.7%

Mark Tompkins
App 1, Via Guidino 23
Lugano 6900, Switzerland	2,385,706	15.1%

*Less than 1%

(1)	Unless otherwise indicated in the table, the address for each person named in the table is c/o Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, NC 28078.
(2)	Unless otherwise indicated in the table, the shares are held directly by the beneficial owner.
(3)	Applicable percentage ownership is based on 15,876,981 shares of Common Stock outstanding as of the Record Date, together with securities exercisable for or convertible into shares of Common Stock within 60 days after the Record Date, for each shareholder.
(4)	Includes 36,000 restricted shares that are subject to a repurchase option.
(5)	Includes 130,000 restricted shares that are subject to a repurchase option.
(6)	Includes 135,454 restricted shares that are subject to a repurchase option.
(7)	Includes 175,000 restricted shares that are subject to a repurchase option.
(8)	Includes 10,000 shares of Common Stock issuable upon exercise of an option that vested in May 2016 and is exercisable until May 22, 2025.
(9)	Includes 66,562 restricted shares that are subject to a repurchase option.
(10)	Includes 33,647 restricted shares that are subject to a repurchase option.
(11)	Includes 22,000 restricted shares that are subject to a repurchase option.
(12)	Includes 620,663 restricted shares that are subject to a repurchase option.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one. The number of directors is currently fixed at five directors. The Board of Directors has nominated Arthur E. Geiss, Jerry D. Neal, Jeffrey B. Shealy, Steven P. DenBaars, and Jeffrey K. McMahon, all of whom currently are directors of the Company, for election by the stockholders. Upon election, each such director will serve until the 2017 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation or removal. Each nominee has consented to serve as director if elected. Although the Board of Directors expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death or any other unexpected occurrence, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee proposed by the Board of Directors.

Proxies may not be voted for a number of persons greater than the number of nominees.

The Board of Directors recommends a vote “FOR” each of Arthur E. Geiss, Jerry D. Neal, Jeffrey B. Shealy, Steven P. DenBaars, and Jeffrey K. McMahon for election as directors of the Company.

Properly submitted proxies will be voted “FOR” election of each of the nominees unless otherwise specified.

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names of, and certain information about, our current executive officers and directors, including the principal occupation and business experience of each such person during the past five years.

Name	Age	Position	Date Named to Board of Directors/as Executive Officer

Arthur E. Geiss	63	Co-Chairman of the Board	May 22, 2015
Jerry D. Neal	72	Co-Chairman of the Board	May 22, 2015
Jeffrey B. Shealy	47	Chief Executive Officer; Director	May 22, 2015
David M. Aichele	50	Vice President of Business Development	May 22, 2015
Mark Boomgarden	49	Vice President of Operations	May 22, 2015
Cindy C. Payne	56	Chief Financial Officer	May 22, 2015
Steven P. DenBaars	54	Director	May 22, 2015
Jeffrey K. McMahon	45	Director	May 22, 2015

Arthur E. Geiss, Co-Chairman of the Board, founded AEG Consulting, LLC in 2003 and currently serves as Owner and CEO. AEG Consulting offers guidance concerning manufacturing, operations, and process development to technology companies. Prior to establishing AEG Consulting, Mr. Geiss served as VP Wafer Fab Operations at RFMD (now Qorvo, Inc.). He was responsible for the start-up and operations of Gallium Arsenide epitaxial-growth and wafer-fabrication. Previous to RFMD, Mr. Geiss held management positions with Alpha Industries, Inc. (purchased by Skyworks Solutions, Inc.) and before that at ITT Gallium Arsenide Technology Center (purchased by Cobham plc). At both companies, he was responsible for process and device development and wafer fabrication operations. Prior to these, Mr. Geiss held a research position at the Xerox Palo Alto Research Center (now PARC, Inc.). At PARC he investigated the structure of vitreous materials and amorphous thin-films using Raman spectroscopy. Mr. Geiss has served as a Member of the Executive Committee of the IEEE GaAs IC Symposium (now CSICS) and as a Member of the Executive Committee of the GaAs Manufacturing Technology Conference (now CS Mantech). He has numerous patents and publications on electronic devices, processing, and manufacturing. Mr. Geiss earned a B.S. degree at Lafayette College and M.S. and Ph.D. degrees at Brown University, all in physics. We believe that Mr. Geiss adds value to our Board of Directors based on his extensive experience with technology companies, his executive leadership and management experience and his research background.

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Jerry D. Neal, Co-Chairman of the Board, founded RF Micro Devices Inc. (now, Qorvo, Inc.) in 1991 and served as its Executive Vice President of Marketing and Strategic Development from January 2002 to May 31, 2012. Dr. Neal served as a Vice President of Marketing of RF Micro Devices Inc., from May 1991 to January 2000 and its Executive Vice President of Sales, Marketing and Strategic Development from January 2000 to January 2002. Prior to joining RF Micro Devices Inc., he was employed for 10 years with Analog Devices, Inc., including as Marketing Engineer, Marketing Manager and Business Development Manager. Dr. Neal also founded Moisture Control Systems for the production of his patented electronic sensor for measurement of soil moisture for research, which was later sold to Hancor, Inc. He has been a Director of Jazz Semiconductor, Inc. since November 2002. Dr. Neal served as a Director of RF Micro Devices Inc. from February 1992 to July 1993. He also held various positions in Hewlett-Packard. Dr. Neal received his Associate’s Degree in Electrical Engineering from Gaston Technical Institute and North Carolina State University and his doctor of business management degree from Southern Wesleyan University. We believe that Mr. Neal adds value to our Board of Directors based on his extensive executive leadership and management experience and his sales, marketing and product development background.

Jeffrey B. Shealy is our CEO and a Director. He has over 20 years’ experience in RF/Wireless focused on building businesses around solid-state materials and electron device innovation. He held the position of Vice President and General Manager at RF Micro Devices, Inc. (now Qorvo) from 2001 until 2014. Mr. Shealy is a Howard Hughes Doctoral Fellow and spent 7 years with Hughes Electronics at Hughes Research Labs (now HRL Labs) and Hughes Network Systems (now Hughes). He previously founded RF Nitro, a RF Power Amplifier high-tech venture, which was acquired by RFMD in 2001. Mr. Shealy holds an MBA degree from Wake Forest University, Master of Science and Doctorate degrees in Electrical and Computer Engineering from University of California at Santa Barbara (UCSB), and a Bachelor’s of Science degree in Electrical and Computer Engineering from NC State University. We believe that Mr. Shealy adds value to our Board of Directors based on his intimate knowledge of our business plans and strategies, his experience with high tech startup ventures and his years of experience in the RF/Wireless industry.

David M. Aichele is Vice President of Business Development responsible for leading the sales and marketing efforts of the company. Mr. Aichele joined the company in May 2015, bringing over 20 years of international sales, business development, and marketing experience with him. Prior to Akoustis, Mr. Aichele was EVP Sales & Marketing for T1Visions, a high tech software startup company ranking among the 2014 INC 500 fasting growing private companies in the U.S from 2013 to May 2015. Mr. Aichele held Director positions at RFMD (previously Qorvo) from 2014 to 2013, where he was responsible for the business development and launch of new RF semiconductor products targeting the cellular market, and senior management positions at Tessera and TE Connectivity, where he led business development and sales teams. Mr. Aichele holds a BSEE from Ohio University and an MBA from the Leeds School of Business at the University of Colorado.

Mark D. Boomgarden is Vice President of Operations and has over 20-years of experience in high-technology companies, including high-volume manufacturing of wafer-based products, licensing and technology transfer, research and development, mergers and acquisitions, and new-company formation. He has held key leadership roles in operations, engineering and business development, including both domestic and international companies. Prior to Akoustis, Mark served as Vice President and General Manager at DigitalOptics Corporation, a wholly owned subsidiary of Tessera Technologies, Inc. (Nasdaq: TSRA) from 2009-2013. He joined DigitalOptics from Tessera North America, where he served as General Manager of their wafer-level optics division and as Vice President of their wafer-based camera business for mobile phones from 2006-2009. Prior to Tessera, Mark worked in various operations and engineering leadership positions with Digital Optics (a private company) and Alcatel. Mark holds a BSEE from the University of North Carolina at Charlotte (UNCC). He is a past Chairman of the Electrical and Computer Engineering (ECE) Advisory Board at UNCC, a founding Board Member of the Energy Production and Infrastructure Center (EPIC), and a current board member of Koyr and CLT Joules. Mark is a veteran of the United States Navy Submarine Force, U.S. Atlantic Fleet.

Steven P. DenBaars is a Professor of Materials and Co-Director of the Solid-State Lighting Center at UC Santa Barbara. Professor DenBaars joined UCSB in 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He is also a co-founder and current Board member of two GaN startup companies, Soraa Inc. and Soraa Laser Inc. Dr. DenBaars has been in the LED business for over 25 years starting with his prior work at Hewlett-Packard Optoelectronics division in 1988 and involvement in more than two LED companies and one laser diode company. Specific research interests include growth of wide-band gap semiconductors (GaN based), and their application to Blue LEDs and lasers and energy efficient solid state lighting. This research has led to over 750 scientific publications and over 160 U.S. patents on electronic materials and devices. He has been awarded a NSF Young Investigator award, Young Scientist Award of the ISCS, is an IEEE Fellow, IEEE Aron Kressel Award, Visiting Professor at Nanyang Technological University (NTU), Singapore, and the Institute for Advanced Studies (IAS) HKUST. He was recently elected to the National Academy of Engineering (2012), and elected Fellow of the National Academy of Inventors (2014). We believe that Professor DenBaars adds value to our Board of Directors based on his years of experience in the LED industry and his extensive research involving wide-based gap semiconductors and their application to high power electronic devices.

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Jeffrey K. McMahon has been employed by North Highland, a global management consulting firm, since 2003. He has held the position of Managing Director since 2014 and is the current Market Lead for North Highland’s largest market. He has an extensive background in business and information technology consulting in the financial services, energy, and telecommunications industries. He has 20 years of experience helping Fortune 100 companies drive revenue, optimize processes, improve customer experience and manage risk. His areas of expertise include marketing, strategy articulation and realization, strategic execution, business process management and merger integration. Prior to joining North Highland, Mr. McMahon was a Manager in Accenture’s process practice area. Mr. McMahon received a Bachelor of Science degree in Civil Engineering from North Carolina State University. We believe that Mr. McMahon adds value to our Board of Directors based on his extensive experience in business and technology consulting and his marketing and strategization expertise.

Cindy C. Payne joined us in 2015 as CFO and Treasurer, bringing over 20 years of experience in financial management. Ms. Payne most recently served as the CFO for Amerock LLC from 2014-2015, a private equity owned hardware distributor in Mooresville, NC. Prior to joining Amerock, Ms. Payne held the position of CFO for Tolt Service Group, a private equity owned technology services provider, from 2010 until the company’s sale in 2014. Her experience prior to Tolt included the role of Director of Financial Planning and Analysis in the Soft Trim Division of International Automotive Components, a Tier I supplier to the automotive industry and the role of Controller of NewBold Corporation. NewBold Corporation, located in the Roanoke, Virginia area, offers both manufactured products and technology services to retail and healthcare markets. Ms. Payne graduated Magna Cum Laude from Western Carolina University with a Bachelor of Science in Business Administration and is a Certified Public Accountant, licensed in the state of Virginia.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Common Stock is not listed on, and we are not currently subject to listing requirements of, any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent,” and as a result, we are not at this time required to have our Board of Directors be comprised of a majority of “independent directors.” Nevertheless, our Board has determined that Messrs. Geiss, DenBaars, McMahon and Neal are independent directors under the applicable standards of The Nasdaq Stock Market. In reaching this determination, the Board considered Mr. Geiss’ relationship with AEG Consulting, a firm owned and operated by Mr. Geiss, which provides consulting services to the Company, as discussed below under “Certain Relationships and Related Person Transactions.” After consideration, the Board determined that this relationship did not impact Mr. Geiss’ ability to serve as an independent director.

Board Meetings and Director Attendance

The Board of Directors held eight regular meetings and no special meetings during the year ended June 30, 2016. Each director, with the exception of Mr. DenBaars, attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which he served during the time in which he or she was a director and committee member, as applicable.

Committees of the Board of Directors

Our Board has established a Compensation Committee consisting of Messrs. Geiss, McMahon, and Neal to assist the Board in overseeing and reviewing information from management regarding compensation and human capital issues within the Company. Formed in May 2016, the Compensation Committee held one meeting during the year ended June 30, 2016, and has subsequently held one meeting. The Compensation Committee operates under a written charter, available on our website at www.akoustis.com, and is responsible for approving the individual elements of total compensation for our Chief Executive Officer and other executive officers. The Board currently has not established any other committees. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future.

We do not have an audit committee or audit committee charter. The entire Board of Directors oversees our audits and auditing procedures. The Board of Directors has determined that none of our directors meets the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Given the Company’s size and early stage of operations, the Board of Directors has not yet recruited an audit committee financial expert to join the Board.

We do not have a nominating committee or a nominating committee charter. Further, we have not adopted a policy with regard to the consideration of any director candidates recommended by security holders. To date, no security holders have made any such recommendations.

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The entire Board of Directors performs all functions that would otherwise be performed by other committees. Given the present size of our board and the scope of our operations, we believe it is not practical for our Board to have additional committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. All but one member of the Board of Directors is independent under NASDAQ independence rules.

To assure effective and independent oversight of management, the Board of Directors has separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. Currently, two non-employee, independent directors serve as Co-Chairmen of the Board, with Jeffrey B. Shealy serving as Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Co-Chairmen of the Board provide guidance to the Chief Executive Officer and preside over meetings of the full Board. The Co-Chairmen of the Board are independent, non-management positions. We believe our structure is appropriate given the relatively small size and simple operating philosophy of our organization, as it allows Mr. Shealy to focus on the Company’s strategy, business, and operations and allows Messrs. Geiss and Neal, the Co-Chairmen, to provide objective oversight of the Company.

As the Company’s principal governing body, the Board of Directors has the ultimate responsibility for overseeing the Company’s risk management practices. On an ongoing basis, the Board of Directors discusses areas of risk that particularly affect the Company with senior members of management, who report to the Board of Directors on those areas of risk at regularly scheduled meetings of the Board of Directors. These areas of risk change from time to time based on business conditions and competitive considerations. The Board of Directors and management periodically review, evaluate, and assess the risks relevant to the Company.

Code of Business Conduct and Ethics

The Company has adopted a Code of Ethics and Conduct that applies to our directors, officers, and employees. A copy of the Code of Ethics and Conduct is posted on the Company’s website at www.akoustis.com. In the event that we amend any of the provisions of the Code of Ethics and Conduct that requires disclosure under applicable law or SEC rules, we intend to disclose such amendment on our website. Any waiver of the Code of Ethics and Conduct must be approved by the Board of Directors. Any waivers granted to our CEO or CFO will be disclosed on our website within four business days.

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of the Compensation Committee or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Co-Chairmen of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Director Attendance at Annual Meeting

Athough the Company does not have a formal policy regarding director attendance at annual meetings of stockholders, each director is encouraged and expected to attend the 2016 Annual Meeting.

Process for Nominating Potential Director Candidates

The Board of Directors is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders. Nominees for director are selected by the Board on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

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The Board of Directors does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Board deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Board of Directors believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR
EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

In connection with the reverse merger consummated on May 22, 2016 (the “Merger”), on May 22, 2015, we changed our fiscal year from a fiscal year ending on July 31 to a fiscal year ending on March 31. On August 11, 2016, we changed our fiscal year from a fiscal year ending on March 31 to a fiscal year ending on June 30, effective immediately. Accordingly, the following table sets forth information concerning the total compensation awarded to, earned by or paid to our named executive officers during the three-month transition period (“TP”) ended June 30, 2016 and the years ended March 31, 2016 and 2015 (our prior fiscal years). Ivan Krikun, our former Chief Executive Officer prior to the Merger, did not receive any compensation from the Company in either of the last two completed fiscal years.

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	All Other Compensation($)(3)	Total ($)

Jeffrey Shealy,	TP 2016	42,484	-	-	9,568	52,052
CEO (1)	2016	150,000	30,000	-	27,309	207,309
	2015	130,602	-	-	12,434	143,036

Mark Boomgarden,	TP 2016	36,615	-	-	8,762	45,377
VP of Operations (1)	2016	117,692	13,600	67,450	36,334	235,076
	2015	-	-	-	14,384	14,384

Cindy Payne,	TP 2016	39,038	-	-	5,564	44,602
Chief Financial Officer (1)	2016	114,327	13,775	217,500	12,052	357,654
	2015	-	-	-	-	-

Dave Aichele,	TP 2016	37,143	-	-	8,149	45,292
VP of Business Development (1)	2016	121,876	13,600	165,000	23,187	323,663
	2015	-	-	-	-	-

(1)	Includes bonus amount earned during the fiscal year ended March 31, 2016. The amounts were paid in May 2016.

(2)	See Note 10 to the Consolidated Financial Statements included in our Transition Report on Form 10-K for a discussion of the assumptions made in the valuation of stock awards.

(3)	Other compensation is broken down by each executive below:

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	Fiscal Year	Healthcare, & Life Insurance ($) (a)	401K Contribution ($) (b)	Contractor Compensation ($)	Total ($)

Jeffrey Shealy,	TP 2016	6,753	2,815	-	9,568
CEO	2016	22,232	5,077	-	27,309
	2015	12,434	-	-	12,434

Mark Boomgarden,	TP 2016	6,753	2,009	-	8,762
VP of Operations (c )	2016	18,681	4,603	13,050	36,334
	2015	-	-	14,384	14,384

Cindy Payne,	TP 2016	3,451	2,113	-	5,564
CFO	2016	7,590	4,462	-	12,052
	2015	-	-	-	-

David Aichele,	TP 2016	6,140	2,009		8,149
VP of Business	2016	18,584	4,603	-	23,187
Development	2015	-	-	-	-

(a)	Healthcare costs include employer-paid medical, dental, and vision benefits generally available to all employees. Employer-paid life insurance is included and was less than $100.00 annually per executive for the transition period ended June 30, 2016 and our prior fiscal years ended March 31, 2016 and 2015.

(b)	Effective June 1, 2015, we established a 401(k) retirement savings plan, with an employer matching contribution, for all employees. We have no other plans in place and have never maintained any other plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

(c)	Mr. Boomgarden performed services for Akoustis, Inc., under an independent contractor agreement prior to his employment with the Company.

Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Outstanding Equity Awards at Fiscal Year-End

We have two compensation plans approved by our stockholders: the 2014 Stock Plan and the 2015 Equity Incentive Plan (the “2015 Plan”). The following table provides information about equity awards granted to our Named Executive Officers that were outstanding as of June 30, 2016.

	Stock Awards

	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)

Jeffrey Shealy, CEO (1)	-	-

Mark Boomgarden, VP of Operations (2)	155,682	652,308

Cindy Payne, CFO (2)	145,000	607,550

David Aichele, VP of Business Development (2)	110,000	460,900

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(1)	Mr. Shealy had no outstanding option or stock awards as of June 30, 2016.

(2)	Reflects stock options and stock awards valued at the closing ask value of $4.19 as of June 30, 2016.

Employment Agreements

On June 15, 2015, we entered into a three-year employment agreement with our Chief Executive Officer, Jeffrey B. Shealy. After the initial three-year term, the agreement will be automatically renewed for successive one-year periods unless terminated by either party on at least 30 days’ written notice prior to the end of the then-current term. Mr. Shealy’s annual base salary was $150,000, subject to increase or decrease annually as determined by our Board of Directors. Effective July 4, the Board increased Mr. Shealy’s salary to $154,500. Mr. Shealy is eligible, at the discretion of our Board of Directors, to receive an annual cash bonus of up to 100% of his annual base salary, which may be based on us achieving certain operational, financial or other milestones (the “Milestones”) that may be established by our Board of Directors. Mr. Shealy is entitled to receive stock options or other equity incentive awards under the 2015 Plan as and when determined by the Board, and is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by us for, our executives. Mr. Shealy and his dependents are also entitled to participate in any of our employee benefit plans subject to the same terms and conditions applicable to other employees. Mr. Shealy will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by us from time to time.

In the event that Mr. Shealy is terminated by us without Cause (as defined in his employment agreement) or he resigns for Good Reason (as defined in his employment agreement) during the term of his employment, Mr. Shealy would be entitled to (x) an amount equal to his annual base salary then in effect (payable in accordance with the Company’s normal payroll practices) for a period of 24 months commencing on the effective date of his termination (the “Severance Period”) (in the case of termination by the executive for Good Reason, reduced by any cash remuneration paid to him because of any other employment or self-employment during the Severance Period), and (y) if and to the extent the Milestones are achieved for the annual bonus for the year in which the Severance Period commences (or, in the absence of Milestones, our Board of Directors has, in its sole discretion, otherwise determined an amount of Mr. Shealy’s annual bonus for such year), an amount equal to such annual bonus pro-rated for the portion of the performance year completed before Mr. Shealy’s employment terminated, (z) any unvested stock options, restricted stock or similar incentive equity instruments will vest immediately. For the duration of the Severance Period, Mr. Shealy will also be eligible to participate in our benefit plans or programs, provided Mr. Shealy was participating in such plan or program immediately prior to the date of employment termination, to the extent permitted under the terms of such plan or program (collectively, the “Termination Benefits”). If Mr. Shealy’s employment is terminated during the term by us for Cause, by Mr. Shealy for any reason other than Good Reason or due to his death, then he will not be entitled to receive the Termination Benefits, and shall only be entitled to the compensation and benefits that shall have accrued as of the date of such termination (other than with respect to certain benefits that may be available to Mr. Shealy as a result of a Permanent Disability (as defined in his employment agreement).

On June 15, 2015, we also entered into an employment agreement with each of David M. Aichele, our Vice President of Business Development, Mark Boomgarden, our Vice President of Operations, and Cindy C. Payne, our Chief Financial Officer. Each of these employment agreements has substantially the same terms as that of Mr. Shealy described above, except as follows:

	Term	Base Salary (1)	Eligible Bonus % of Base Salary	Severance Period

David M. Aichele	2 years	$136,000	50%	6 months
Mark Boomgarden	2 years	$136,000	50%	6 months
Cindy C. Payne	2 years	$145,000	50%	6 months

(1) Each named executive’s salary is subject to increase or decrease annually as determined by our Board of Directors. Effective July 4, 2016, the Board increased the salaries of Mr. Aichele, Mr. Boomgarden and Ms. Payne to $140,080, $140,080 and $149,350, respectively

In addition, in accordance with each such employment agreement, each of these executives received a restricted stock award under our 2015 Plan for the number of shares of the Company’s Common Stock shown below. These restricted stock awards are subject to a repurchase option in favor of the Company that lapses over a four-year period, as follows: the repurchase option on 50% of the shares will lapse at the end of two years from the date of issuance, and the repurchase option on 25% of the shares will lapse at the end of each of the third and fourth years from the date of issuance.

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Number of Shares of Restricted Stock

David M. Aichele	110,000
Mark Boomgarden	38,000
Cindy C. Payne	145,000

Under the terms of the 2015 Plan, in the event of a merger or Change in Control (as defined in the 2015 Plan) of the Company, the treatment of each outstanding restricted stock award will be determined by the Administrator (as defined in the 2015 Plan), including whether each such award will be assumed or an equivalent option or right substituted by the successor corporation. The Administrator will not be required to treat all awards similarly in the transaction. In the event that the successor corporation does not assume or substitute for the award, all restrictions on the restricted stock will lapse.

Restricted Stock Agreements

Akoustis, Inc., entered into, and upon the Merger the Company assumed, restricted stock purchase agreements with each of Steve DenBaars, Mark Boomgarden and Arthur Geiss pursuant to which Akoustis, Inc. issued to each of those individuals a number of shares of Akoustis, Inc. Common Stock, which in the Merger were exchanged for shares of our Common Stock as shown below. The Company has the right to repurchase some or all of such shares upon termination of the individual’s service with the Company, whether voluntary or involuntary, for 60 months from the date of termination. 25% of Mr. Geiss’ shares were released from the repurchase option on June 16, 2015, and an additional 1/48th of the shares shall be released from the repurchase option on the last day of each month thereafter, until all shares are released from the repurchase option; provided, that such scheduled releases from the repurchase option will immediately cease as of the termination of service. During the year ended June 30, 2016, the Company amended the original restricted stock agreements for certain award recipients including Messrs. DenBaars and Boomgarden. According to the amendment, 75% of the shares as to which the repurchase option had not lapsed as of September 30, 2015, shall be released from the repurchase option on the third anniversary of the original effective date of the agreement. The remaining 25% of the shares shall be released from the repurchase option on the fourth anniversary of the original effective date, provided that such scheduled releases from the repurchase option will immediately cease as of the termination of service.

The number of shares subject to these repurchase agreements as of June 30, 2016 are:

Steve DenBaars	44,562
Mark Boomgarden	115,454
Arthur Geiss	11,647

Director Compensation

We believe that our director compensation policy aligns the interest of our non-employee directors with that of our stockholders by compensating each such director with stock option grants. Each director upon commencement of his or her service receives an option to purchase 40,000 shares of Common Stock, which vests over four years in equal annual installments, subject to continuation of service as a director. Our policy also is to reimburse these directors for reasonable out-of-pocket expenses related to their role on our board.

The table below summarizes all compensation received by each of the Company’s non-employee directors for services as a director performed during the three-month transition period ended June 30, 2016 and our prior fiscal year ended March 31, 2016.

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Name	Fiscal Year	Option awards ($)(1)	All other compensation ($)	Total ($)

Arthur E. Geiss (2)	TP 2016	-	4,012	4,012
	2016	27,931	9,462	37,393

Jerry D. Neal	TP 2016	-	-	-
	2016	27,931	-	27,931

Steven P. DenBaars	TP 2016	-	-	-
	2016	27,931	-	27,931

Jeffrey K. McMahon	TP 2016	-	-	-
	2016	27,931	-	27,931

(1)	Options were granted under our 2015 Plan following the Merger to each of our four non-employee directors to purchase 40,000 shares of our Common Stock, with an exercise price of $1.50 per share, vesting in equal annual installments over four years and exercisable until May 22, 2025.

(2)	Mr. Geiss received $4,012 and $9,462 in compensation for consulting services provided by his consulting firm, AEG Consulting, for the three-month transition period ended June 30, 2016 and the twelve months ended March 31, 2016, respectively.

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PROPOSAL 2

APPROVAL OF THE AKOUSTIS TECHNOLOGIES, INC. 2016 STOCK INCENTIVE PLAN

General Information

The Company currently maintains two stock incentive plans, the Akoustis Technologies, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) and the Akoustis, Inc. 2014 Stock Plan (the “2014 Plan,” together with the 2015 Plan, the “Prior Plans”). As of the Record Date the 2015 Plan only has 171,800 shares remaining available for issuance and the 2014 Plan only has 8,102 shares remaining available for issuance. As a result, the Compensation Committee and the Board have adopted the Akoustis Technologies, Inc. 2016 Stock Incentive Plan (the “2016 Plan”), subject to stockholder approval. If our stockholders approve the 2016 Plan, it will become effective on December 15, 2016. If approved by our stockholders, the 2016 Plan will replace the Prior Plans, and no further grants will be made under the Prior Plans after that date. As such, the 2016 Plan would serve on a going-forward basis as the sole equity incentive compensation vehicle for the Company.

The following discussion is qualified by and subject to the terms of the 2016 Plan, a copy of which is attached as Appendix A to this proxy statement. We will promptly provide, upon request and without charge, a copy of the full text of the 2016 Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Cindy C. Payne, Chief Financial Officer, Treasurer and Assistant Secretary, Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, NC 28078. An electronic copy of the 2016 Plan is also available free of charge as Appendix A to the electronic version of this proxy statement on the SEC’s website at www.sec.gov. Stockholders are encouraged to refer to the 2016 Plan for more complete and detailed information about the 2016 Plan.

Stockholder approval of the 2016 Plan is required to allow the grant of incentive stock options to employee participants in the 2016 Plan and to allow the Compensation Committee to grant awards that may, in the Compensation Committee’s sole discretion, be structured to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Approval of the 2016 Plan should provide us with the flexibility and resources we need to use equity compensation and other incentive awards to motivate, attract and retain talented employees, directors and consultants who are important to our long-term growth and success. The Board believes that our equity compensation program, as implemented under the Prior Plans and enhanced under the 2016 Plan, positions us to be more competitive with comparable companies in our industry. The Board also believes that the 2016 Plan will effectively incentivize eligible participants to achieve our business objectives and build stockholder value. In these ways, the 2016 Plan is intended to enhance the alignment of the interests of our employees, directors and consultants with those of our stockholders.

If our stockholders do not approve the 2016 Plan, the Board and Compensation Committee will reevaluate the Company’s compensation program alternatives, including the continued grant of awards under the Prior Plans (subject to the limits contained therein).

“Best Practices” Integrated Into the Company’s Equity Compensation Program and the 2016 Plan

Our compensation practices and the 2016 Plan include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders, including the following:

•	Limitation on Shares Issued. No more than 3,000,000 shares of our Common Stock, $0.001 par value, plus any shares subject to any outstanding awards granted under the 2015 Plan, which awards are forfeited, cancelled, terminated, expire or lapse for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company, will be authorized for issuance under the 2016 Plan. No other unused shares under the Prior Plans will be carried forward to the 2016 Plan. See “Award Limitations” below.

•	No Stock Option or Stock Appreciation Right (SAR) Repricings Without Stockholder Approval. The 2016 Plan prohibits the repricing of stock options or SARs without stockholder approval. This limitation applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding stock option or SAR that is underwater for cash, for new stock options or SARs with an exercise price less than that applicable to the original option or SAR, or for another equity award) and (iii) if the Common Stock is listed on a stock exchange, any other action that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed (subject in each case to anti-dilution adjustments).

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•	Robust Minimum Vesting and Award Practices. The 2016 Plan generally imposes minimum vesting periods of one year. Our historical practice has been to impose vesting over four years for awards granted under the 2015 Plan. We assumed the 2014 Plan in the Merger, and awards under the 2014 Plan generally vest over four years.

•	Double Trigger Vesting on a Change of Control. The 2016 Plan generally provides that awards will vest upon a change of control of the Company only if (i) awards are not assumed, substituted or continued by the surviving company, or (ii) even if such awards are assumed, substituted or continued by the surviving company, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

•	Prudent Change of Control Provisions. The 2016 Plan includes prudent change of control triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock and consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. See “Change of Control” below.

•	Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The 2016 Plan does not allow shares to be added back to the maximum share limitation under the 2016 Plan if they were withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of an option exercise.

•	No Discounted Stock Options or SARs and Limit on Option and SAR Terms. The 2016 Plan requires that stock options and SARs have an exercise price equal to or greater than the fair market value of our Common Stock on the date of grant. In addition, the term of an option or SAR is limited to no more than 10 years.

•	No Grants of “Reload” Awards. The 2016 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

•	No “Evergreen” Provision. The 2016 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

•	Forfeiture and Recoupment Policies. The 2016 Plan authorizes the Compensation Committee or the Board to reduce or cancel (or cause the recoupment or forfeiture of) a participant’s plan benefits if the participant engages in certain types of detrimental conduct. Participants will also be required to comply with any compensation recovery or similar policies adopted by us from time to time or imposed under applicable laws.

•	Independent Committee Administration. The 2016 Plan will be administered by the Compensation Committee. The Board has assessed Compensation Committee independence and believes that each Compensation Committee member qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

•	No Dividends or Dividend Equivalent Rights on Unearned Performance Awards. Dividends and dividend equivalent rights on performance-based awards issued under the 2016 Plan may only be paid if and to the extent the award has vested or been earned, and no dividends may be paid on options or SARs.

•	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute the holdings of existing stockholders.

Approval of the 2016 Plan will position the Company to continue and expand these “best practices.”

Description of 2016 Plan

Share Limitations

The maximum number of shares of Common Stock that we may issue or deliver pursuant to awards granted under the 2016 Plan is 3,000,000 shares plus any shares subject to an award granted under the 2015 Plan that are forfeited, cancelled, terminated, expire or lapse for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company. As of the effective date of the 2016 Plan (and subject to stockholder approval of the 2016 Plan), no further awards will be granted under the 2015 Plan or the 2014 Plan, although 2015 Plan and 2014 Plan awards that are outstanding will continue in accordance with their terms. The maximum number of shares of Common Stock that we may issue pursuant to incentive stock options under the 2016 Plan is 3,000,000 shares.

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For purposes of determining the number of shares of Common Stock to be counted against the maximum share limits described above, each share of Common Stock subject to an award will be counted against the limit as one share. In addition, the following shares will be counted against the limits described above and will not be available for re-issuance: (i) shares withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards; (ii) shares not issued or delivered as a result of the net settlement of an outstanding award; (iii) shares withheld or delivered to pay the exercise price related to an outstanding award; and (iv) shares repurchased on the open market with the proceeds of the exercise price.

In calculating the 2016 Plan share limitations described above, the following shares will not be included: (i) shares subject to an award (or any portion of an award) that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) awards settled in cash; (iii) dividends, including dividends paid in shares; and (iv) any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve performance goals.

Shares issued under the 2016 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2016 Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2016 Plan and will not reduce the maximum number of shares available under the 2016 Plan, subject to applicable stock exchange listing requirements, if any.

The number of shares reserved for issuance under the 2016 Plan may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event), as provided in the 2016 Plan.

On the Record Date, the closing sales price of our Common Stock as reported on the OTC Markets (OTCQB) under the symbol AKTS was $4.14 per share.

Award Limitations

In addition to the share limitations described above, the 2016 Plan includes limits on the amount of participant awards. Specifically, no participant may be granted in any 12-month period:

•	stock options and SARs that are not related to an option for more than 500,000 shares of Common Stock (or the equivalent value of such Common Stock based on the fair market value per share of the Common Stock on the date of grant of an award); or

•	awards other than options or SARs for more than 500,000 shares of Common Stock (or the equivalent value of such Common Stock based on the fair market value per share of the Common Stock on the date of grant of an award).

In addition, to the extent required by Code Section 162(m), the aggregate amount of compensation granted to any participant in a 12-month period in respect of all cash bonus awards and payable only in cash (and exclusive of other equity based awards settled in cash) may not exceed $1,000,000.

The 2016 Plan also limits awards to non-employee directors. The maximum number of shares that may be subject to awards granted to any non-employee director in any 12-month period is 200,000 (or the equivalent value of such shares based on the fair market value per share of Common Stock on the date of grant of such an award), provided that any director cash retainer fees or other fees that are settled in shares of Common Stock will not be subject to this limitation.

The participant award limitations and the terms of awards may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event) or as otherwise provided in the 2016 Plan.

Purpose and Eligibility; Term

The purposes of the 2016 Plan are to encourage and enable selected employees, non-employee directors and consultants of the Company and its affiliates to acquire or increase their holdings of our Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and our stockholders. The 2016 Plan is also intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operation largely depends.

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If approved by our stockholders, the effective date of the 2016 Plan will be December 15, 2016, and awards may be granted under the 2016 Plan until December 14, 2026 or any earlier termination date set by the Board.

The 2016 Plan’s purposes will be carried out by the granting of awards to selected participants. Awards may be granted to selected (i) employees of the Company or our affiliates (ii) non-employee directors of the Board and (iii) consultants in the discretion of the Administrator (as defined below under “Administration; Amendment and Termination; Minimum Vesting Requirements”). As of the Record Date, approximately 15 employees, 4 non-employee directors and 15 consultants were eligible to participate in the 2016 Plan.

The types of awards authorized under the 2016 Plan include: stock options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards, restricted stock units and/or deferred stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other stock-based awards; cash bonus awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

Administration; Amendment and Termination; Minimum Vesting Requirements

The 2016 Plan may be administered by the Board or, upon its delegation, by the Compensation Committee. As a matter of practice, the Compensation Committee will administer the 2016 Plan, following Board delegation, subject to Board oversight. Each member of the Compensation Committee is intended to be independent. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

Subject to the terms of the 2016 Plan, the Administrator’s authority includes but is not limited to the authority to:

•	determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

•	prescribe the form(s) of award agreements under the 2016 Plan;

•	establish, amend and rescind rules and regulations for the administration of the 2016 Plan;

•	correct any defect, supply any omission or reconcile any inconsistency in the 2016 Plan or in any award or award agreement; and

•	construe and interpret the 2016 Plan, awards and award agreements made under the 2016 Plan, interpret rules and regulations for administering the 2016 Plan and make all other determinations deemed necessary or advisable for administering the 2016 Plan.

The 2016 Plan and awards made under the 2016 Plan may be amended, suspended or terminated at any time by the Board (or the Administrator, with respect to awards). However, stockholder approval is required of any 2016 Plan amendment if required by applicable laws, rules or regulations, and an amendment or termination of an award generally may not materially adversely affect the rights of a participant without the participant’s consent. In addition, stockholder approval is required to take any action with respect to option or SAR “repricing,” that is (i) amending the terms of outstanding options or SARs to reduce the exercise price (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our Common Stock or (iii) taking other action that would be treated as a repricing under any applicable stock exchange rules.

The Administrator also has unilateral authority to amend the 2016 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits under the 2016 Plan or to comply with applicable accounting principles or applicable laws, rules or regulations.

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Awards granted under the 2016 Plan will generally be subject to a minimum vesting period of one year. However, the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability or retirement or, under certain circumstances, upon a change of control of the Company. In addition, the Administrator may grant awards without a minimum vesting period or may accelerate the vesting of all or a portion of an outstanding award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of authorized shares under the 2016 Plan. The 2016 Plan also permits the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, awards granted as an inducement to be employed by the Company or awards granted to replace forfeited awards from a former employer or in exchange for foregone cash compensation. Our historical practice generally has been to impose four year vesting periods for equity awards. The 2014 Plan awards that we assumed in the Merger generally vest over four years. We currently anticipate that employee awards granted under the 2016 Plan will also generally have multi-year vesting periods.

In certain circumstances, the Board may delegate authority (within specified parameters) to one or more officers (or a special committee of the Board consisting of one or more directors who are also officers of the Company) to grant awards, and to make other determinations under the 2016 Plan with respect to such awards to participants who are not directors or officers subject to Section 16 under the Exchange Act or covered employees under Code Section 162(m).

Types of Awards

A summary of the material terms of the types of awards authorized under the 2016 Plan is provided below.

Options. Options granted under the 2016 Plan may be incentive options or nonqualified options. Incentive options may only be granted to our employees. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the option is granted, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock (except for certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations). The exercise price is payable in cash or cash equivalent, and except where prohibited by the Administrator or applicable law, by delivery of shares of our Common Stock owned by the participant (so long as a public market exists at the time of exercise), withholding of shares upon exercise of the option, delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price or by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).

The Administrator will determine the term and conditions of an option, the period or periods during which a participant may exercise an option and any conditions on the ability of a participant to exercise an option. The option period may not exceed 10 years, or five years with respect to incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service, unless an award agreement provides otherwise.

Stock Appreciation Rights. SARs may be granted in the form of “related SARs” or freestanding SARs. A related SAR is granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of Common Stock subject to the related option, and a freestanding SAR is an SAR that is not granted in tandem with an option. The holder of an SAR is entitled to receive consideration equal to the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise over the exercise price per share of such SAR, multiplied by the number of SARs being exercised. This consideration may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of Common Stock, as determined by the Administrator. The exercise price may be no less than 100% of the fair market value per share of our Common Stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to the related options in the case of related SARs.

Restricted Awards. Restricted awards may be in the form of restricted stock awards, restricted stock units and/or deferred stock units that are subject to certain vesting conditions. Restricted stock awards are payable in shares of Common Stock. Restricted stock units and deferred stock units may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the 2016 Plan and at the discretion of the Administrator.

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Subject to Plan terms, the Administrator will determine the restriction period and vesting conditions applicable to any restricted award. Vesting conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time, retirement, disability, death or other termination of employment or service or any combination of conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines. However, with respect to restricted awards payable to “covered employees” (for smaller reporting companies, generally, the chief executive officer and the two next highest compensated named executive officers) that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent applicable and required under Code Section 162(m), the performance measures are limited to one or more of the performance factors or criteria described below under “Performance-Based Compensation — Code Section 162(m) Requirements.” With respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may apply other performance factors and criteria, which may or may not be objective.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards.

Performance Awards. Performance awards may be in the form of performance shares and/or performance units. Performance shares are granted with reference to a specified number of shares of our Common Stock and entitle the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator). An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of Common Stock, a cash payment or combination of Common Stock and cash (as determined by the Administrator).

Subject to Plan terms, the Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of such or other conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines. However, with respect to performance awards payable to covered employees that are intended to qualify as performance-based compensation under Code Section 162(m), to the extent applicable and required under Code Section 162(m), the performance factors or criteria are limited to one or more of the performance factors or criteria described below under “Performance-Based Compensation - Code Section 162(m) Requirements.” With respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may apply other performance factors and criteria, which may or may not be objective.

The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to interpret the terms and conditions of performance awards.

Phantom Stock Awards. Phantom stock awards consist of hypothetical share units with respect to shares of our Common Stock, with a value based on the fair market value of a share of Common Stock.

The Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards, subject to the limits of the 2016 Plan. Upon vesting of all or part of a phantom stock award and satisfaction of any other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our Common Stock with respect to each such phantom stock unit that has vested, been earned and is payable. We may make payment in cash, shares of Common Stock or a combination of cash and stock, as determined by the Administrator.

Other Stock-Based Awards. The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or awards for shares of Common Stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary or other compensation, awards granted with vesting or performance conditions and/or awards granted without being subject to vesting (subject to the minimum vesting requirements summarized above) or performance conditions. The Administrator will determine the number of shares of Common Stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of Common Stock, other securities or any other form of property (or a combination of such forms of consideration), and the other terms and conditions of such awards.

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Cash Bonus Awards. The Administrator may grant cash bonus awards, which will be subject to performance measures. With respect to cash bonus awards payable to covered employees that are intended to qualify as performance-based compensation under Code Section 162(m), to the extent applicable and required under Code Section 162(m), the performance measures are limited to one or more of the performance measures described below under “Performance-Based Compensation — Code Section 162(m) Requirements.” With respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may apply other performance factors and criteria, which may or may not be objective, subject to any limitation imposed under Code Section 162(m) on awards payable to covered employees. The Administrator has the authority to modify, reduce or eliminate any cash bonus award.

Dividends and Dividend Equivalents. The Administrator may provide that awards (other than options and SARs) earn dividends or dividend equivalents. However, dividends and dividend equivalents, if any, on unearned or unvested performance-based awards may not be paid (even if accrued) unless and until the underlying award has vested and/or been earned.

Change of Control

Under the terms of the 2016 Plan, the following provisions will apply in the event of a change of control (except to the extent, if any, otherwise required under Code Section 409A):

•	To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the 2016 Plan (as determined by the Administrator), (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at the greater of actual performance or target performance).

•	In addition, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period and/or performance factors or criteria applicable to any outstanding award will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at the greater of actual performance or target performance), if the employment or service of the participant is terminated within two years after the effective date of a change of control if such termination of employment or service (i) is by the Company without cause or (ii) is by the participant for good reason.

•	Further, if a participant has entered into an employment agreement or other similar arrangement as of the effective date of the Plan, the participant is entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement or other similar arrangement as in effect on the Plan’s effective date, and such employment agreement or other similar arrangement will not be construed to reduce in any way the benefits otherwise provided to a participant upon a change of control as defined in the Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Awards other than incentive options are generally not transferable other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended.

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Termination of Employment or Service

If a participant’s employment or service is terminated for any reason, the Administrator will determine the extent, if any, to which a participant may have the right to exercise or vest in his or her awards following termination. These rights, if any, generally will be stated in the participant’s award agreement. Unless otherwise determined by the Administrator or provided in an award agreement, all or any part of an award that has not vested or been earned will be forfeited immediately upon a termination of the participant’s employment or service for any reason.

Forfeiture, Recoupment and Stock Retention

As noted above, the Administrator may require the reduction, cancellation, forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and may require that a participant comply with any compensation recovery policy (i.e., a “clawback policy”) and any stock ownership and retention policy or other policies and guidelines adopted by the Company from time to time and/or other similar policies that may apply to the participant or be imposed under applicable laws.

Performance-Based Compensation — Code Section 162(m) Requirements

Code Section 162(m) generally precludes public corporations from deducting compensation in excess of $1,000,000 paid to any “covered employee” unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. For smaller reporting companies, covered employees generally include the chief executive officer and the two next highest compensated named executive officers. To qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance measures determined and certified by a committee comprised of outside directors.

The 2016 Plan is designed to allow the Compensation Committee in its discretion to pay compensation to covered employees that is intended to be exempt from Code Section 162(m), to the extent applicable. However, we reserve the discretion to award compensation under the 2016 Plan that does not comply with the Code Section 162(m) exemption. In addition to other requirements for the performance-based compensation exception under Code Section 162(m) to apply, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance measures under which compensation is to be paid. The material terms subject to stockholder approval include:

•	the employees eligible to receive compensation;

•	a description of the business criteria on which the performance measure is based; and

•	either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met.

The eligibility and participant award limitations are described above under “Description of 2016 Plan — Purpose and Eligibility; Term” and “Description of 2016 Plan — Award Limitations.”

With respect to awards payable to covered employees that are intended to qualify for the performance-based compensation exception under Code Section 162(m), to the extent applicable and required under Code Section 162(m), the performance measures are limited to one or more of the following: (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) pre-tax income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability including of an identifiable business unit or service offering; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total stockholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) operating ratio(s); (xxvi) achievement of division, group, function or corporate financial, strategic or operational goals; (xxvii) gross margins; (xxviii) product productions or shipments; and (xxix) comparisons with stock market indices or performance metrics of peer companies. The Compensation Committee has the discretion to grant performance awards that are not intended to satisfy the requirements for “performance-based” compensation under Code Section 162(m) and may in those instances apply other performance measures, which need not be objective.

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Material U.S. Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2016 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. In general, the Company will be entitled to a corresponding income tax deduction to the extent that the amount of income recognized by a participant represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Incentive Options. Incentive options granted under the 2016 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. If the holding period requirements for incentive stock option treatment described above are met, upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as capital gain or loss.

If the holding period requirements are not met, the participant will be taxed as if he or she received compensation income in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the shares on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the shares minus the exercise price. Any gain in excess of these amounts may be treated as capital gain. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Pursuant to the Code and the terms of the 2016 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2016 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. The grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to the Company. The difference between the fair market value of the shares on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. Any subsequent disposition of the shares by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the shares for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

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Restricted Stock Units, Deferred Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards, Cash Bonus Awards and Dividend Equivalents. The grant of a restricted stock unit, deferred stock unit, performance award, phantom stock award, other stock-based award, cash bonus award or dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any shares received in settlement of the award.

Code Section 409A. Awards granted under the 2016 Plan may be subject to Code Section 409A and related regulations and other guidance. If, by its terms or at the election of the participant, the award defers settlement beyond the vesting date, the award will generally be subject to Code Section 409A. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2016 Plan or any award, and the 2016 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will recognize ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. We do not undertake any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Performance-based Compensation — Section 162(m) Requirements. The 2016 Plan is structured with the intent of allowing the Compensation Committee, in its sole discretion, to pay compensation intended to be exempt from Code Section 162(m), to the extent applicable, in order to preserve, to the extent practicable, the Company’s ability to claim a tax deduction for such awards under the 2016 Plan to covered employees. Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation. Subject to Code Section 162(m) and certain reporting requirements, we may be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. See “Performance-Based Compensation — Code Section 162(m) Requirements” above.

New Plan Benefits

No awards will be granted under the 2016 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2016 Plan, if our stockholders approve the 2016 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.

In the year ended June 30, 2016, we granted awards under the 2015 Plan to our directors, officers, employees, and certain consultants. The awards to our directors and named executive officers are described under the captions “Compensation and Other Information Concerning Our Executive Officers and Directors — Employment Agreements” and “— Restricted Stock Agreements” in this proxy statement.

The Board believes that approval of the 2016 Plan is in the best interests of the Company in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The Board believes that substantial equity-based ownership encourages management to take actions favorable to the long-term interests of the Company and our stockholders. The Board believes that the adoption of the 2016 Plan will allow us to enhance the use of equity compensation as a significant component of a competitive, but measured, overall compensation program.

To be approved, the number of votes cast “for” this proposal must exceed the votes cast “against” this proposal.

The Board of Directors unanimously recommends a vote “FOR” approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan.

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PROPOSAL 3

REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE PURSUANT TO A PLAN OF CONVERSION

Introduction

On October 20, 2016 and for the reasons discussed below, the Board of Directors approved and declared it as advisable and in the best interests of the Company and our stockholders to change the state of our incorporation from the State of Nevada to the State of Delaware, pursuant to a plan of conversion (the “Plan of Conversion”), subject to approval by our stockholders at the Annual Meeting. In accordance with Nevada and Delaware Law, the Plan of Conversion includes the certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the proposal to reincorporate the Company from the State of Nevada to the State of Delaware pursuant to the Plan of Conversion will also constitute approval of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and an authorization pursuant to the Delaware Certificate of Incorporation for the Board to adopt bylaws (the “Delaware Bylaws”) to conform to the requirements of the Delaware General Corporation Law (the “DGCL”).

The principal effects of the reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•	The resulting Delaware corporation (referred to in this section as “Akoustis-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (referred to in this section as “Akoustis-Nevada”) and will continue with all of the rights, privileges and powers of Akoustis-Nevada, will possess all of the properties of Akoustis-Nevada, will continue with all of the debts, liabilities and obligations of Akoustis-Nevada, and will continue with the same officers and directors of Akoustis-Nevada immediately prior to the reincorporation, as more fully described below.

•	If and when the reincorporation becomes effective, all of the issued and outstanding shares of Common Stock of Akoustis-Nevada will be automatically converted into issued and outstanding shares of common stock of Akoustis-Delaware, without any action on the part of our stockholders. The common stock of Akoustis-Delaware will continue to be quoted on the OTC Markets (OTCQB) under the same symbol “AKTS.” We will continue to file periodic reports and other documents with the SEC. The reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our Common Stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our Common Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Akoustis-Delaware common stock on the date they acquired their shares of Akoustis-Nevada Common Stock.

•	Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become Akoustis-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Akoustis-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Akoustis-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

•	Upon effectiveness of the reincorporation, all outstanding warrants to purchase shares of our Common Stock will automatically be converted into a warrant to purchase or receive the same number of shares of Akoustis-Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions as before the reincorporation.

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In addition, upon effectiveness of the reincorporation, the number of shares that we are authorized to issue will be reduced. Under the current articles of incorporation of Akoustis-Nevada (the “Nevada Articles of Incorporation”), Akoustis-Nevada is authorized to issue up to 300,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock. Under our proposed Delaware Certificate of Incorporation, Akoustis-Delaware will be authorized to issue up to 45,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. This reduction in the number of authorized shares should reduce the amount of Akoustis-Delaware’s annual franchise tax in the State of Delaware, which is based in part on the total number of authorized shares, while still maintaining a sufficient number of authorized shares to permit Akoustis-Delaware to act appropriately with respect to future financings, incentive compensation, and other corporate purposes in accordance with the Company’s plan of operation.

Plan of Conversion

To accomplish the reincorporation, the Board of Directors has adopted the Plan of Conversion, substantially in the form attached to this Proxy Statement as Appendix B. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Nevada and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Assuming that holders of a majority of our outstanding shares of Common Stock vote in favor of this Proposal 3 and the Board of Directors does not elect to delay or terminate the reincorporation, we will cause the reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix C (the “Nevada Articles of Conversion”), and (2) the Secretary of State of the State of Delaware (i) the Certificate of Conversion, substantially in the form attached hereto as Appendix D and (ii) the Delaware Certificate of Incorporation, which will govern Akoustis-Delaware, substantially in the form attached hereto as Appendix E. In addition, assuming that our stockholders approve this Proposal 3 and the Board of Directors effects the reincorporation, the Board will adopt the Delaware Bylaws for Akoustis-Delaware, substantially in the form attached hereto as Appendix F. Approval of this Proposal 3 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation. Stockholder approval is not required to approve the Delaware Bylaws, but the Delaware Bylaws are attached hereto for purposes of disclosing the effect of a reincorporation on the Company’s bylaws. The Delaware Bylaws will only be adopted by the Board upon stockholder approval and implementation of the reincorporation.

If the reincorporation is approved by our stockholders and the Board of Directors does not elect to delay or terminate the reincorporation, the reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the Nevada Articles of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, which date will not be more than 90 days after the date on which we file the Nevada Articles of Conversion with the Nevada Secretary of State.

Reasons for Reincorporation

The Board of Directors has approved the reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the reincorporation that we are proposing. Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that reincorporating in Delaware will directly benefit our stockholders.

The Board of Directors is not proposing the reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board of Directors.

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Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with multiple cases concerning areas that Nevada courts may not have considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds, sophisticated investors, and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Aside from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and Delaware law, for all other purposes, Akoustis-Delaware will be the same entity as Akoustis-Nevada immediately prior to the reincorporation. By virtue of the reincorporation, all of the rights, privileges and powers of Akoustis-Nevada, all property owned by Akoustis-Nevada, all debts due to Akoustis-Nevada, and all other causes of action belonging to Akoustis-Nevada immediately prior to the reincorporation will remain vested in Akoustis-Delaware following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of Akoustis-Nevada immediately prior to the reincorporation will remain attached to Akoustis-Delaware following the reincorporation. The reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Effect of the Reincorporation on Stock Certificates

The reincorporation will not have any effect on the transferability of outstanding stock certificates representing Akoustis-Nevada Common Stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates. Following the reincorporation, stock certificates previously representing Akoustis-Nevada Common Stock may be delivered in effecting sales (through a broker or otherwise) of shares of Akoustis-Delaware common stock. Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of Akoustis-Delaware. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Akoustis-Delaware, and if you do so, it will be at your own expense.

Securities Act Consequences

After the reincorporation, the Company will continue to be a public reporting company and the shares of Akoustis-Delaware common stock will continue to be quoted, without interruption, on the OTC Markets (OTCQB) under the symbol “AKTS”. The shares of Akoustis-Delaware common stock to be issued upon conversion of shares of our Common Stock in the reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). We are relying on Rule 145(a)(2) (“Rule 145”) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the reincorporation, Akoustis-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

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Holders of shares of our Common Stock that are freely tradable before the reincorporation will continue to have freely tradable shares of Akoustis-Delaware common stock. Stockholders holding restricted shares of our Common Stock will have shares of Akoustis-Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of our Common Stock are subject at the time of the reincorporation, and their stock certificates, if surrendered for replacement certificates representing shares of Akoustis-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Akoustis-Delaware common stock on the date they acquired their shares of Akoustis-Nevada Common Stock.

Directors and Officers

The Plan of Conversion provides that the Board of Directors of Akoustis-Delaware from and after the reincorporation will consist of the directors of Akoustis-Nevada immediately prior to the reincorporation. The Plan of Conversion further provides that the officers of Akoustis-Delaware from and after the reincorporation will be the officers of Akoustis-Nevada immediately prior to the reincorporation.

Treatment of Stock Options, Warrants and Other Equity Awards

Under the terms of the Plan of Conversion, upon consummation of the reincorporation, each outstanding option or warrant to purchase a share of Akoustis-Nevada Common Stock, and other equity awards relating to Akoustis-Nevada Common Stock, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, as applicable, of Akoustis-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award.

Under the Plan of Conversion, Akoustis-Delaware will assume Akoustis-Nevada’s equity plans, including the 2014 Plan, the 2015 Plan, and if approved by stockholders, the 2016 Plan, which following the reincorporation will be used by Akoustis-Delaware to make awards to directors, officers and employees of Akoustis-Delaware and others as permitted in the Plan.

Treatment of Outstanding Agreements

Our employment agreements and other employee benefit arrangements also will be continued by Akoustis-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue as Akoustis-Delaware rights and obligations after the reincorporation.

Effect on Number of Authorized Shares

Upon effectiveness of the reincorporation, the number of shares that we are authorized to issue will be reduced. Under the Nevada Articles of Incorporation, Akoustis-Nevada is authorized to issue up to 300,000,000 shares of Common Stock and up to 10,000,000 shares of preferred stock. Under our proposed Delaware Certificate of Incorporation, Akoustis-Delaware will be authorized to issue up to 45,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. This reduction in the number of authorized shares should reduce the amount of Akoustis-Delaware’s annual franchise tax in the State of Delaware, which is based in part on the total number of authorized shares, while still maintaining a sufficient number of authorized shares to permit Akoustis-Delaware to act appropriately with respect to future financings, incentive compensation, and other corporate purposes in accordance with the Company’s plan of operation.

Certificate of Incorporation and Bylaws

The Plan of Conversion provides that the Delaware Certificate of Incorporation will be the certificate of incorporation of Akoustis-Delaware after the reincorporation, and the Delaware Bylaws will be the bylaws of Akoustis-Delaware after the reincorporation, in each case, unless and until later amended in accordance with Delaware law.

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Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation. If stockholders approve the proposal to reincorporate the Company from the State of Nevada to the State of Delaware and the Board files the Nevada Articles of Conversion with the Nevada Secretary of State and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company will become subject to Delaware law and the Board of Directors will adopt the Delaware Bylaws, substantially in the form attached hereto as Appendix F, to conform the Company’s bylaws to Delaware law.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS, the Nevada Articles of Incorporation and our existing bylaws (the “Nevada Bylaws”).

Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of Akoustis-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

The reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Akoustis-Nevada and our stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the reincorporation. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons whose Common Stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold our Common Stock and will hold Akoustis-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the reincorporation.

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For purposes of this summary, a “U.S. holder” is a beneficial owner of our Common Stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the Company’s Common Stock will not recognize any gain or loss as a result of the consummation of the reincorporation, (2) the aggregate tax basis of shares of Akoustis-Delaware’s common stock received in the reincorporation will be equal to the aggregate tax basis of the shares of the Company’s Common Stock converted therefor, and (3) the holding period of the shares of Akoustis-Delaware’s common stock received in the reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Dissenters’ Rights

Record holders of our Common Stock who do not vote in favor of this Proposal 3 to approve the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to the Plan of Conversion and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the reincorporation under Sections 92A.300 – 92A.500 of the NRS. The Board of Directors may consider the exercise, if any, of dissenters’ rights and the payment related thereto in determining whether to proceed with the reincorporation.

The procedures with which our stockholders must comply in order to exercise dissenters’ rights are discussed and summarized below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 – 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 – 92A.500, which is attached to this proxy statement as Appendix G. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 – 92A.500.

All references in NRS Sections 92A.300 – 92A.500 and in this summary to a “stockholder” or “holders of shares of our Common Stock” are to the record holder or holders of the shares of our Common Stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of our Common Stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

●	Before the vote on the adoption of the reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to the Company of the stockholder’s intent to demand payment for the stockholder’s shares if the reincorporation takes place and shall not vote or cause or permit to be voted such shares in favor of the reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

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●	A dissenting stockholder may NOT vote for approval of the reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against the reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the reincorporation, which will have the effect of waiving the rights of that stockholder to have the stockholder’s shares purchased at fair value pursuant to the NRS.

Abstaining from voting or voting against the reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Annual Meeting, if the reincorporation is approved and the Board proceeds with the reincorporation, no later than 10 days after the reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 – 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the reincorporation. The dissenters’ notice will state the results of the vote on the reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before November 4, 2016, the date of the Company’s first public disclosure pertaining to the reincorporation, and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after November 4, 2016, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must (1) demand payment; (2) certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and (3) deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, we may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440. A stockholder who makes the certification and deposits certificates may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by notifying us in writing by the date set forth in the dissenter’s notice from us. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent. A stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the notice from us, will not be entitled to payment for his or her shares.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies us in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his or her behalf only if he or she submits to us the stockholder of record’s written consent before or at the time he or she asserts dissenters’ rights and he or she does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

Within 30 days after receipt of a payment demand, we will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount we estimate to be the fair value of the shares, plus accrued interest, except that we may withhold payment from a dissenter as to after-acquired shares to be subsequently offered to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then reasonably equivalent financial information and the latest available quarterly financial statements; a statement of our estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify us in writing of his or her own estimate of the fair value of the shares and interest due within 30 days after receiving the payment. If this kind of claim is made by a stockholder, and it cannot be settled, we are required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against us, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept our payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

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All written notices of intent to demand payment of fair value should be sent or delivered to Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078, Attention: Cindy C. Payne, Chief Financial Officer and Assistant Secretary.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

Regulatory Approvals

The reincorporation will not be consummated unless and until stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion with the Secretary of State of the State of Nevada and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

Blank Check Preferred Stock

The Nevada Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board of Directors to issue shares of preferred stock in series with such preferences as designated at the time of issuance. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to the Company and our stockholders. The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation. Should the Board of Directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of the Company and our stockholders.

The voting rights and other rights to be accorded to any unissued series of preferred stock of the Company remain to be fixed by the Board of Directors. If the Board of Directors so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in the Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Company. In addition, a new series of stock could be privately placed with purchasers who might side with our management opposing a hostile tender offer or other attempt to obtain control of the Company.

Comparison of Stockholder Rights Before and After the Reincorporation

As a result of differences between the NRS and the DGCL, as well as differences between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand, the reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between Nevada and Delaware law and the charter and bylaws of Akoustis-Nevada and Akoustis-Delaware. The summary below does not purport to be a complete statement of the respective rights of holders of our Common Stock before and after the reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to our Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and Delaware Bylaws.

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NRS and Nevada Articles of Incorporation and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws

ELECTIONS; VOTING; PROCEDURAL MATTERS

Removal of Directors

Under the NRS, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause.	Under the DGCL, directors of a corporation without a classified board may be removed, with or without cause, by the holders of only a majority of the shares then entitled to vote.

The Nevada Bylaws currently provide that a director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon (or such lesser number as may be permitted by the NRS, but not less than a majority).	The Delaware Bylaws provide that directors may be removed, with or without cause, by the holders of at least a majority of the votes entitled to be cast thereon.

Special Meetings of Stockholders

The NRS provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.	Under the DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Nevada Bylaws provide that special meetings of the stockholders of the Company may be called only by (1) a majority of the board of directors; (2) by the Chairman of the board, if any; (3) the President; or (3) the Secretary, and the Nevada Bylaws provide that business transacted at a special meeting will be limited to the purposes stated in the written notice.	The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding the ability to call special meetings.

Stockholder Voting Provisions

Under the NRS, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes cast at the election; (4) where a separate vote by a class or series is permitted or required, a majority of the voting power of the class or series that is present or represented by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum; and (5) where a separate vote by a class or series is permitted or required, generally an act by the stockholders of each such class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

The comparable provision of the DGCL provides that unless otherwise provided by the certificate of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of stockholders; (2) generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors; and (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum. except that under the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting, and where a separate vote by a class or series is required, a quorum may consist of no less than one-third of the shares of such class or series.
The Nevada Bylaws provide that the holders of a majority of the outstanding shares of capital stock entitled to vote at the meeting, present in person or represented by a proxy, constitute a quorum. The Nevada Bylaws further provide that the action by the stockholders on a matter other than the election of directors is approved by the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon, and where a separate vote by class is required, a majority of the votes represented by the shares of the stockholders of such class present in person or represented by proxy and entitled to be cast thereon shall be the act of such class.	The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding stockholder voting provisions.

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Stockholder Action by Written Consent

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The comparable provision of the DGCL provides that unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.

The Nevada Bylaws allow for an action of the stockholders by written consent without a meeting if the stockholders holding shares representing at least a majority of the votes entitled to vote thereon, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.	The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding stockholder action by written consent.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Unless otherwise provided in the articles of incorporation, the NRS requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, the NRS does not generally require a stockholder vote of the surviving corporation if: (1) the existing articles of incorporation are not amended; (2) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (3) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger, will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (4) the number of participating shares outstanding shares immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the total number of participating shares outstanding immediately before the merger by more than 20%.

The comparable provision of the DGCL requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except that there is no distinction between voting shares and participating shares under the DGCL. The DGCL does not require a stockholder vote of the surviving corporation if (1) the existing certificate of incorporation is not amended; (2) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is identical after the merger; and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
The Nevada Articles of Incorporation do not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Certificate of Incorporation does not contain any specific provisions that depart from the provisions of the DGCL.

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INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

Under the NRS, a corporation may indemnify current and former directors, officers, employees and other agents, or individuals serving as a director, officer employee or other agent of another entity at the request of the corporation, against expenses incurred in any action brought against those persons as a result of their role on behalf of the corporation, if those persons meet a minimum standard of conduct and certain other requirements are satisfied. A director, officer, employee or other agent of the corporation who is successful in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Nevada Articles of Incorporation and the Nevada Bylaws provide that we will, to the fullest extent and in the manner permitted by Nevada law, indemnify each of our directors, officers, employees, agents, and each of our directors, officers, and employees serving other enterprises on our behalf, against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was a company agent. In addition, the Nevada Bylaws provide that a determination of indemnification must be made by (1) the stockholders, (2) a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (3) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (4) if a quorum consisting of directors who were not party to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The Nevada Bylaws further provide that the Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the Company or was serving in such a position at the request of the Company for another entity.	The Delaware Certificate of Incorporation and Delaware Bylaws contain substantially the same provisions as the Nevada Articles of Incorporation and Nevada Bylaws regarding indemnification, except that a determination of indemnification must be made by (1) the stockholders, (2) a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum, (3) a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (4) if there are no such directors of if such directors so elect, by independent legal counsel in a written opinion. In addition, the Delaware Bylaws do not make specific reference to other financial arrangements in connection with director and officer insurance.

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Advancement of Expenses

Under the NRS, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent of the corporation to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The DGCL provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

The Nevada Articles of Incorporation specifically provide that we will pay expenses incurred by any present or former director or officer of the Company in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such individual to repay such amount if it is ultimately determined by a court of competent jurisdiction that such individual is not entitled to be indemnified by us.	The Delaware Bylaws include a provision that Akoustis-Delaware will pay expenses incurred by any present or former director or officer of the Company in defending a civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such individual to repay such amount if it is ultimately determined that such individual is not entitled to be indemnified by us.

Limitation on Personal Liability of Directors

Under the NRS, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. The NRS does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.	The DGCL does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as the NRS, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.
The Nevada Articles of Incorporation provide that directors and officers of the Company shall not be individually liable to the Company, its stockholders or its creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that (1) his act or refusal to act constituted a breach of his fiduciary duties as a director or officer, and (2) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.	The Delaware Certificate of Incorporation provides that the liability of directors for monetary damages shall be eliminated to the fullest extent under applicable law.

DIVIDENDS

Declaration and Payment of Dividends

Under the NRS, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Under the DGCL, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the year in which the dividend is declared and/or the preceding year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

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The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not contain any specific provisions that depart from the provisions of the DGCL.

ANTI-TAKEOVER STATUTES

Business Combination Statute

The NRS generally prohibits an interested stockholder from engaging in a business combination with a corporation that has at least 200 stockholders of record for two years after the person first became an interested stockholder unless the combination or the transaction is approved by the board of directors before the person first became an interested stockholder. An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past two years, was an interested stockholder of the corporation. Because we currently have fewer than 200 stockholders of record, this provision of the NRS is not now applicable to us.	The DGCL provides for a similar three year prohibition on business combinations with interested stockholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange or held of record by more than 2,000 stockholders. Delaware law also generally defines an interested stockholder as the beneficial owner of 15% or more of a company’s stock, which is higher than the 10% threshold set by the NRS. Further, unlike the NRS, under the DGCL the moratorium will not apply if the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder.

A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.	The comparable provision of the DGCL (Section 203 of the DGCL) is substantially the same as the described provision of the NRS regarding the ability of a company to elect not to be governed by the provisions of state law regarding business combinations.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not contain any specific provisions that depart from the provisions of the DGCL.

Control Share Acquisition Statute

The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Under Nevada law, an acquiring person that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.	Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.

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The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any specific provisions that depart from the provisions of the NRS.

AMENDMENTS BYLAWS

Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.	The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Nevada Articles of Incorporation provide that the board of directors is expressly authorized to adopt, alter, amend or repeal the bylaws of the Company. The Nevada Bylaws provide that both the board of directors and the stockholders entitled to vote may adopt, amend or appeal any provisions of the Nevada Bylaws.	The Delaware Certificate of Incorporation and the Delaware Bylaws contain substantially similar provisions regarding amendment of bylaws.

MISCELLANEOUS

Interested Party Transactions

Under the NRS, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or stockholders and the transaction is approved by the board or stockholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the stockholders, and they approve or ratify the transaction in good faith by a majority vote of stockholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.	The comparable provision of the DGCL is substantially the same as the described provision of the NRS regarding interested party transactions, except that the DGCL provides that the fact that the common interest is not known to the director or officer at the time the transaction is brought before the board is not sufficient to overcome the presumption that such a transaction is void or voidable solely because it is an interested party transaction. The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (3) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or stockholders.

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Taxes and Fees

Nevada charges corporations incorporated in Nevada an annual $200 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $150 to a maximum of $11,125.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, or the number of shares outstanding and the net assets of the corporation.

We currently pay an annual filing fee of approximately $300. Nevada does not impose any franchise taxes on corporations.	We estimate that Akoustis-Delaware’s annual Delaware franchise tax fee will be approximately $3,500, based on its capitalization and our existing assets.

The Board of Directors recommends a vote “FOR” approval of the reincorporation of the Company from the State of Nevada to the State of Delaware, pursuant to a plan of conversion.

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PROPOSAL 4

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The Board of Directors has retained Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017. In determining that Marcum be retained as the Company’s independent registered public accounting firm, the Board considered whether the provision of non-audit services by Marcum was compatible with maintaining Marcum’s independence and concluded that it was. Even if the engagement of Marcum is ratified, the Board may, in its discretion appoint a different independent registered public accounting firm at any time during the year if it determines that such appointment would be in the best interests of the Company and its stockholders.

Representatives of Marcum are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

Fees

The aggregate fees billed to us by Marcum LLP, our principal accountant, for services rendered for the transition period ended June 30, 2016 and our prior fiscal years ended March 31, 2016 and 2015, are set forth in the table below:

Fee Category	Transition Period ended June 30, 2016(1)	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015

Audit fees (2)	$45,253	$109,458	$31,629
Audit-related fees (3)	13,692	26,583	-
Tax fees (4)	13,705	34,037	-
All other fees	-	-	-

Total fees	$72,650	$170,078	$31,629

(1)	Fees included in the Transition period ended June 30, 2016 include the fees for the audit of the three-month transition period as well as the audit of the twelve months ended June 30, 2016.

(2)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(3)	Audit-related fees are related to the review of the selling stockholder Registration Statement related to the 2015 Offering and review of the Form 8-K filing associated with the Merger.

(4)	Tax fees consist of fees billed for tax return preparation.

Pre-Approval Practice

At this time, our Board does not have an Audit Committee. The members of our Board of Directors are directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, and each such registered public accounting firm must report directly to the members of our Board of Directors. The members of our Board of Directors must approve in advance all audit, review and attest services and all permissible non-audit services (including, in each case, the engagement fees therefore and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations. Our Board of Directors has adopted procedures for the pre-approval of services to be performed by the independent public accountants.

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Pursuant to this pre-approval policy, the Board of Directors considers, at least annually, and approves the terms of the audit engagement. At each regularly scheduled Board meeting, the directors review both a report summarizing the services, provided or anticipated to be provided by the auditor and the related fees and costs, and a listing of newly requested services subject to pre-approval since its last regularly scheduled meeting. Any proposed engagement relating to permissible non-audit services must be presented to the Board of Directors and pre-approved on a case-by-case basis, prior to the performance of the auditor. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Board of Directors subject to preset fee limits. The Board of Directors reviews requests for the provision of audit and non-audit services by the Company’s independent public accountants and determines if they should be approved. Such requests could be approved either at a meeting of the Board of Directors or upon approval by an independent director, if such responsibility has been delegated by the Board and if approval is needed between Board meetings. Any such interim approvals must be reported to the Board of Directors at its next scheduled meeting. Prior to approving any services, the Board of Directors considers whether the provision of such services is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is compatible with maintaining the independence of the Company’s public accountants.

All fees related to audit, audit-related, tax, and other permitted non-audit services are pre-approved by the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Set forth below is a description of such related-party transactions that occurred during the transition period.

Certain of our directors and officers participated in private placements of our Common Stock in 2015 and 2016 (the “2015 Offering” and the “2016 Offering,” respectively. Specifically:

•	Our CEO, Jeffrey Shealy, purchased (i) 134,000 shares of Common Stock for an aggregate purchase price of $201,000 (of which $200,000 was paid by conversion of a convertible note) in the 2015 Offering and (ii) 93,750 shares of Common Stock for an aggregate purchase price of $150,000 in the 2016 Offering.

•	Steven P. DenBaars, one of our directors, purchased 17,000 shares of Common Stock for an aggregate purchase price of $25,500 in the 2015 Offering.

•	Mark Boomgarden, our Vice President of Operations, purchased (i) 17,000 shares of Common Stock for an aggregate purchase price of $25,500 in the 2015 Offering and (ii) 6,250 shares of Common Stock for an aggregate purchase price of $10,000 in the 2016 Offering.

•	Jeffrey K. McMahon, one of our directors, purchased (i) 144,000 shares of Common Stock for an aggregate purchase price of $216,000 (of which $215,000 was paid by conversion of a convertible note) in the 2015 Offering and (ii) 35,000 shares of Common Stock for an aggregate purchase price of $56,000 in the 2016 Offering. In addition, in April 2015, Mr. McMahon purchased 21 pre-Merger shares of Akoustis, Inc. common stock (6,806 post-merger shares of Common Stock) for an aggregate purchase price of $10,000 (paid by partial conversion of a convertible note).

•	Jerry Neal, one of our directors and Co-Chairman of our Board of Directors, purchased 125,000 shares of Common Stock for an aggregate purchase price of $200,000 in the 2016 Offering.

•	Arthur Geiss, one of our directors and Co-Chairman of our Board of Directors, purchased 10,000 shares of Common Stock for an aggregate purchase price of $16,000 in the 2016 Offering.

•	Cindy Payne, our Chief Financial Officer, purchased 9,375 shares of Common Stock for an aggregate purchase price of $15,000 in the 2016 Offering.

•	Dave Aichele, our VP of Business Development, purchased 6,250 shares of Common Stock for an aggregate purchase price of $10,000.

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In addition, James R. Shealy, brother of our Chief Executive Officer, purchased 130,000 shares of Common Stock for an aggregate purchase price of $135,000 (of which $130,000 was paid by conversion of a convertible note) in the 2015 Offering, and Michael J. Shealy, brother of our Chief Executive Officer, purchased 100,000 shares of Common Stock for an aggregate purchase price of $150,000 in the 2015 Offering.

Mark Tompkins, who beneficially owned approximately 2,385,706 shares of our Common Stock as of October 20, 2016, participated in the 2016 Offering, purchasing 250,000 shares of Common Stock for $400,000.

AEG Consulting, a firm owned and operated by Arthur Geiss, Co-Chairman of the Board, received $4,012 and $9,462 for consulting fees for the three-month transition period ended June 30, 2016 and the twelve months ended March 31, 2016, respectively.

In March 2016, the Company purchased inventory from Big Red LLC (“Big Red”), a company formed by our CEO, Jeffrey Shealy, Richard Shealy, the brother of the Company’s CEO, Mark Boomgarden, VP of Operations, and Greenstone, LLC. Specifically, the Company purchased amplifier inventory for $44,000 so that the it could pursue commercialization of such inventory. The Company will use this inventory and related technology to process and sell amplifiers. Jeffrey Shealy and Mark Boomgarden assigned their interests in “Big Red” to other parties in March of 2016, including a small minority interest to one of our employees.

In April 2016, the Company entered into a license agreement with Big Red. The license agreement was executed so that the Company could pursue commercialization of the amplifier inventory purchased from Big Red in March 2016. The Company will utilize this inventory and related technology to process and sell the amplifiers. Future revenue from Company sales utilizing the amplifier technology will result in a license fee paid to Big Red according to the following schedule:

Net Sales	Royalty Percentage
$0 - $500,000	5.00%
$500,000 - $1,000,000	4.00%
$1,000,000 - $2,000,000	3.50%
$2,000,000 – $5,000,000	3.00%
$5,000,001 and over	2.00%

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 of the Exchange Act requires the directors, certain officers, and beneficial owners of more than ten percent of a class of securities registered under Section 12 of the Exchange Act to file reports with the SEC indicating their holdings of and transactions in such securities and to provide copies of such reports to the issuer of such securities. We do not currently have a class of securities registered under Section 12 of the Exchange Act. Accordingly, none of our directors, officers, or beneficial owners are required to file Section 16 reports with respect to our Common Stock.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS AND NOMINATIONS

Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under SEC Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2017 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078 by July 17, 2017.

In order for a stockholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2017 annual meeting of stockholders (but not included in our proxy statement), such proposal must be received by the Company’s Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Any stockholder proposal to be submitted at the 2017 annual meeting of stockholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Secretary not earlier than the close of business on September 16, 2017 and not later than the close of business on August 17, 2017.

The stockholder notice, with respect to all stockholder proposals, must comply in all respects with Article II, Section 9 of the Company’s Amended and Restated Bylaws, which requires that such proposal be in writing and include (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information relating to the person or the proposal that is required to be disclosed pursuant to Regulation 14A under the Exchange Act.

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In addition, a stockholder notice with respect to director nominations must also include (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company, if any, which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder.

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Amended and Restated Bylaws. A copy of the Company’s Amended and Restated Bylaws is available upon written request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078, Attention: Secretary.

It is presently anticipated that the Company’s 2017 annual meeting of stockholders will be held in November 2017. However, if the date of the 2017 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the 2016 Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2017 annual meeting of stockholders and the new dates by which stockholder proposals submitted pursuant to and outside of SEC Rule 14a-8 must be received by the Company.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

ANNUAL REPORT

We filed an Annual Report on Form 10-K with the SEC on June 29, 2016 and a Transition Report on Form 10-K with the SEC on October 31, 2016. We make available on our website, www.akoustis.com, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Stockholders may also obtain a copy of these reports, without charge, upon request to: Akoustis Technologies, Inc., 9805 Northcross Center Court, Suite H, Huntersville, North Carolina 28078, Attention: Cindy C. Payne.

OTHER MATTERS

As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast in the discretion of the proxy holders at the Annual Meeting. The Board of Directors does not know of any such other business.

By order of the Board of Directors

Lora Shealy

Secretary

Huntersville, North Carolina

November    , 2016

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Appendix A

AKOUSTIS TECHNOLOGIES, inc.

2016 stock INCENTIVE PLAN

1.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants.

2.	Effective Date; Term

The Effective Date of the Plan shall be December 15, 2016 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after December 14, 2026. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 18(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

3.	Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a)          Administrator means the Board and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)         Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which controls, is controlled by or is under common control with the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)          Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(d)         Award means a grant under the Plan of an Incentive Option; a Nonqualified Option; a Stock Appreciation Right; a Restricted Stock Award; a Restricted Stock Unit; a Deferred Stock Unit; a Performance Share; a Performance Unit; a Phantom Stock Award; an Other Stock-Based Award; a Cash Bonus Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e)          Award Agreement means an award agreement or certificate (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant, specifying such terms, conditions and restrictions as may be established by the Administrator with regard to an Award and shares of Common Stock or any other benefit related to an Award.

(f)          Board or Board of Directors means the Board of Directors of the Company.

(g)         Cash Bonus Award means a cash-based Award granted pursuant to Section 13.

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(h)          Cause means, unless otherwise provided in an Award Agreement or determined by the Administrator, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment agreement, change in control agreement, consulting agreement or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his or her duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(i)          A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i)          The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(ii)         The date of the consummation of (A) a merger, recapitalization, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

(iii)        The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of this Section 3(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

(j)           Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(k)          Committee means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board which may be appointed to administer the Plan in whole or in part.

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(l)           Common Stock means the common stock of Akoustis Technologies, Inc., $0.001 par value, or any successor securities thereto.

(m)         Company means Akoustis Technologies, Inc., together with any successor thereto. In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.

(n)         Consultant means an independent contractor, consultant or advisor providing services (other than capital raising services) to the Company or an Affiliate.

(o)         Covered Employee shall have the meaning given the term in Code Section 162(m).

(p)         Deferred Stock Unit means a Restricted Stock Unit, the terms of which may, in the Administrator’s discretion, provide for delivery of shares of Common Stock, cash or a combination thereof on a date or dates subsequent to the date the Award is earned and vested, as provided in Section 9.

(q)         Director means a member of the Board.

(r)          Disability shall, unless otherwise provided in an Award Agreement or determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(s)          Dividend Equivalent Award means a right granted to a Participant pursuant to Section 14 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(t)          Effective Date means the effective date of the Plan, as provided in Section 2.

(u)         Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h).

(v)         Exchange Act means the Securities Exchange Act of 1934, as amended.

(w)         Exercise Price means the price at which an Option or SAR may be exercised, as provided in Section 7(b) and Section 8(a), respectively.

(x)          Fair Market Value per share of the Common Stock shall be established by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange, LLC (“NYSE”), the NASDAQ Stock Market LLC (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on the principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the NYSE, Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

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(y)         Full Value Award means an Award, other than in the form of an Option or SAR, which is settled by the issuance of Common Stock.

(z)          Good Reason means, unless otherwise provided in an Award Agreement or determined by the Administrator, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment agreement, change of control agreement, consulting agreement or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control or (C) the relocation by the Company of the Participant’s principal place of employment by more than 100 miles from the location at which the Participant was stationed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. In the context other than a Change of Control, “Good Reason” shall be as defined by the Administrator. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.

(aa)        Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(bb)       Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(cc)        Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Exercise Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(dd)       Option Period means the term of an Option, as provided in Section 7(d).

(ee)        Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.

(ff)         Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(gg)       Participant means an individual who is an Employee employed by, or a Director or Consultant providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(hh)       Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

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(ii)          Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award. Performance Measures may be based on such performance factors or criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such Performance Measures shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) pre-tax income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability including of an identifiable business unit or service offering; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total shareholder return; (xviii) market share; (xix) revenues or sales; (xx) costs; (xxi) working capital; (xxii) economic wealth created; (xxiii) strategic business criteria; (xxiv) efficiency ratio(s); (xxv) operating ratio(s); (xxvi) achievement of division, group, function or corporate financial, strategic or operational goals; (xxvii) gross margins; (xxviii) product productions or shipments; and (xxix) comparisons with stock market indices or performance metrics of peer companies. The Administrator may also apply other performance factors and criteria, which need not be objective, with respect to Awards that are not intended to comply with the Code Section 162(m) qualified performance-based compensation exception. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates or one or more of its segments, operating units or groups, divisions, departments, partnerships, joint ventures or minority investments, facilities, product lines or products service offerings or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria also may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis and/or any combination thereof.

(jj)          Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(kk)        Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll)          Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator) following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(mm)      Plan means the Akoustis Technologies, Inc. 2016 Stock Incentive Plan, as it may be amended and/or restated.

(nn)       Prior Plan or means the Akoustis Technologies, Inc. 2015 Equity Inventive Plan, as it may be amended and/or restated.

(oo)       Restricted Award means a Restricted Stock Award, a Restricted Stock Unit Award and/or a Deferred Stock Unit, as provided in Section.

(pp)       Restricted Stock Award means an Award of shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

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(qq)       Restricted Stock Unit means an Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the unfunded promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any performance or other terms and conditions established by the Administrator.

(rr)         Retirement shall, unless otherwise provided in an Award Agreement or determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in any employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(ss)        SAR or Stock Appreciation Right means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Exercise Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(tt)         Securities Act means the Securities Act of 1933, as amended.

(uu)       Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(vv)       Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

4.	Administration of the Plan

(a)          The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)         Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements, interpret rules and regulations for administering the Plan and make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, subject to the restrictions contained in Section 4(c) herein, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Consultants under any other compensation plan, program or arrangement of the Company or an Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) or other arrangements as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan.

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(c)         Notwithstanding the provisions of Section 4(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting period of one year; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant's death, Disability or Retirement, or (to the extent provided pursuant to Section 15 herein) upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of an Award to any Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation.

(d)         The Administrator may adjust or modify Performance Measures or other performance factors or terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be made in an objectively determinable manner and shall be subject to any applicable Code Section 162(m) restrictions). By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including but not limited to circumstances or events such as the following: currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation or reserves; asset impairment; significant litigation or claim judgments or settlements; changes in accounting standards; any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event and/or any other specific unusual or infrequent events or objectively determinable category thereof.

(e)         Notwithstanding the other provisions of Section 4, the Board may delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 4(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 4(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)          Shares of Stock Subject to the Plan: Subject to adjustments as provided in this Section 5, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 3,000,000 shares, plus any shares subject to an award granted under the Prior Plan, which Prior Plan award is at any time forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

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(b)         Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)          The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 3,000,000 shares of Common Stock.

(ii)         In any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 500,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of such an Award).

(iii)        In any 12-month period, no Participant may be granted Awards other than Options or SARs for more than 500,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of such an Award).

(iv)        Notwithstanding the provisions of Sections 5(b)(ii) and (iii) herein, with respect to non-employee Directors, in any 12-month period, no such non-employee Director may be granted Awards for more than 200,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of Common Stock on the date of grant of such an Award), provided, however, that any Director cash retainer fees or other fees that are settled in shares of Common Stock shall not be subject to this limitation.

(For purposes of Section 5(b)(ii), (iii) and (iv), an Option and Related SAR shall be treated as a single award.)

(c)          Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 5(a):

(i)          For purposes of determining the number of shares of Common Stock to be counted against the maximum share limit set forth in Section 5(a), each share of Common Stock subject to an Award shall be counted against the limit as one share.

(ii)         To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(iii)        Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(iv)        Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).

(v)         To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(vi)        The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards; (B) shares not issued or delivered as a result of the net settlement of an outstanding Award; (C) shares withheld or delivered to pay the Exercise Price related to an outstanding Award; and (D) shares repurchased on the open market with the proceeds of the Exercise Price.

(vii)       Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

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(d)          Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, change in control, consolidation, recapitalization or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than ordinary or regular cash dividends) or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number and type of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards (such as the number and type of shares subject to an Award and the Exercise Price of an Award) or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)         The individual is either (i) an Employee, (ii) a Director or (iii) a Consultant.

(b)         With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Exercise Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Code Section 424(d).

(c)         With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law.

(d)         The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.          Options

(a)         Grant of Options: Subject to the terms of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)         Exercise Price: The Exercise Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Exercise Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Exercise Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

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(c)          Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d)         Option Period and Limitations on the Right to Exercise Options:

(i)          The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 4(c) herein).

(ii)         An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)         By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)         By shares of Common Stock withheld upon exercise;

(C)         So long as a Public Market exists at the time of exercise of the Option, by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price;

(D)         By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or

(E)         By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. For the purposes of the Plan, a “Public Market” for the Common Stock shall be deemed to exist (A) upon consummation of a firm commitment underwritten public offering of the Common Stock (or successor securities thereto) pursuant to an effective registration statement under the Securities Act or (B) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii)        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.

(e)          Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

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(f)          Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options.

8.	Stock Appreciation Rights

(a)         Grant of SARs: Subject to the terms of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Exercise Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with an Exercise Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.

(b)         Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Exercise Price of a Related SAR shall be equal to the Exercise Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Exercise Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)          Freestanding SARs: A SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)         Exercise of SARs:

(i)          Subject to the terms of the Plan (including but not limited to Section 4(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)         SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)        The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8 and may reflect distinctions based on the reasons for termination of employment or service.

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(e)          Payment Upon Exercise: Subject to the terms of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Exercise Price of the SAR, by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

9.	Restricted Awards

(a)         Grant of Restricted Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards, Restricted Stock Units and/or Deferred Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units and Deferred Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 4(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may vest and be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted, vested, earned and/or distributable (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or other termination of employment or service or a combination of such or other conditions. In the case of Restricted Awards based in whole or in part upon performance factors or criteria, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 3(ii)).

(b)         Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.

(c)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)         Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit or a Deferred Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

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(e)          Deferred Stock Units: A Deferred Stock Unit represents the unfunded promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, if and to the extent that the Award has vested and is eligible for distribution (including, by way of example only, distribution upon termination of employment or service or upon a specified date or dates, and taking into account any Code Section 409A considerations), subject to compliance with the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. A Deferred Stock Unit shall be settled, if at all, (i) by the delivery of one share of Common Stock for each Deferred Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Deferred Stock Unit or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Deferred Stock Unit, as determined by the Administrator.

10.	Performance Awards

(a)          Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 4(c) herein, the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of such conditions or other conditions. Subject to Section 3(ii), the Administrator shall determine the Performance Measures applicable to such Performance Awards.

(b)         Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards.

(c)          Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

11.	Phantom Stock Awards

(a)          Grant of Phantom Stock Awards: Subject to the terms of the Plan (including but not limited to Section 4(c) herein), the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b)         Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested, been earned and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c)         Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested and earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

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(d)          Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested, been earned and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

12.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 4(c) herein). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock, other securities or any other form of property as the Administrator may determine, or a combination of such forms of consideration; and the other terms and conditions of such Awards.

13.	Cash Bonus Awards

The Administrator may, in its discretion, grant Cash Bonus Awards under the Plan to eligible Participants. Cash Bonus Awards shall be subject to performance conditions as described in Section 3(ii) above and, to the extent such Cash Bonus Awards are granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m), shall be subject to the requirements of Code Section 162(m), if and to the extent applicable, including without limitation, the establishment of Performance Measures and certification of performance by the Administrator as provided in Section 3(ii) and Section 21(c). The Administrator also shall have authority to modify, reduce or eliminate any Cash Bonus Award. In addition, if and to the extent required under Code Section 162(m), the aggregate amount of compensation granted to any one Participant in any 12-month period in respect of all Cash Bonus Awards granted under the Plan and payable only in cash (and exclusive of Restricted Stock Unit Awards, Phantom Stock Awards, SARs or other equity-based Awards settled in cash, which are subject to the Award limitations stated in Section 5(b) herein) shall not exceed $1,000,000.

14.	Dividends and Dividend Equivalent Rights

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs may earn dividends or dividend equivalent rights (or “dividend equivalents”); provided, however, that dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

15.	Change of Control

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A):

(a)          To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator prior to the Change of Control) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at the greater of actual performance or target performance).

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(b)          Further, in the event that an Award is substituted, assumed or continued as provided in Section 15(a) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance factors or criteria applicable to any outstanding Award shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at the greater of actual performance or target performance), if the employment or service of the Participant is terminated within two years after the effective date of a Change of Control if such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason. For clarification, for the purposes of this Section 15, the “Company” shall include any successor to the Company.

(c)          Notwithstanding any other provision of the Plan to the contrary, in the event that a Participant has entered into an employment agreement, consulting agreement or other similar agreement, plan or policy as of the Effective Date of the Plan, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement or other arrangement as in effect on the Plan Effective Date, and such agreement or arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon a Change of Control as defined in the Plan.

16.	Nontransferability of Awards

Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c). Awards other than Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option or SAR shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

17.	Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to require or permit a recipient to satisfy such obligations in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by delivery to the Company of shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or by the Company withholding shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Administrator. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

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18.	Amendment and Termination of the Plan and Awards

(a)         Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price that is less than the Exercise Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(b)          Amendment and Termination of Awards: The Administrator may (subject to Section 18(a)(ii) herein) amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 18(c)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.

(c)          Amendments to Comply with Applicable Law: Notwithstanding Section 18(a) and Section 18(b) herein, the following provisions shall apply:

(i)          The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii)         The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

19.	Restrictions on Awards and Shares; Compliance with Applicable Law

(a)          General. As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment, consulting, non-competition, confidentiality, non-solicitation, non-disparagement or other agreements or provisions imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the applicable Award Agreement, any other applicable agreements and Applicable Law.

(b)          Compliance with Applicable Laws, Rules and Regulations. The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

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20.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Consultant, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

21.	General Provisions

(a)         Stockholder Rights: Except as otherwise determined by the Administrator or provided in the Plan, a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or her or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Exercise Price (except as may otherwise be determined by the Company in the event of payment of the Exercise Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned and is distributable.

(b)         Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c)          Code Section 162(m) Performance-Based Compensation. To the extent to which Code Section 162(m) is applicable, the Company intends that compensation payable under the Plan to Covered Employees may, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise. To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time periods and in the manner prescribed by Code Section 162(m), select eligible Participants and define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period.

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(d)         Unfunded Plan; No Effect on Other Plans:

(i)          The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)         The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)        Except as otherwise provided in the Plan, the adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(e)          Governing Law: The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(f)          Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g)         Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(h)         Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement (which shall be construed or deemed amended to conform to Applicable Law), and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)           Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(j)           Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(k)          Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or other benefits subject to an Award, as may be established by the Administrator.

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(l)           Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(m)         Uncertificated Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law.

(n)          Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(o)          Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(p)         Stockholder Approval: The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

(q)          Deferrals: Subject to the provisions of this Section 21(q) and Section 22, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(r)           Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(s)         Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Administrator may, at any time (during or following termination of employment or service for any reason), determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any other conditions applicable to an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, non-disparagement or other covenants, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, (i) the Administrator may, at any time, require that a Participant comply with any compensation recovery (or “clawback”), stock ownership, stock retention or other policies or guidelines adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant, and (ii) each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(t)           Attestation: Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Award or taxes relating to the exercise, vesting or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Administrator determines otherwise and subject to procedures satisfactory to the Administrator, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Award as exercised, vested or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting or earning of the Award, as appropriate.

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(u)          Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

(v)          Indemnification: No member of the Board or Committee or its or their designees or agents, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. Members of the Board and the Committee and officers and employees of the Company or an Affiliate to whom authority to act for the Board or the Committee is delegated shall be entitled to such indemnification and other rights as may be provided under the Company’s certificate of incorporation, bylaws and/or other instrument and/or pursuant to Applicable Law.

22.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a “separation from service” (as defined in Code Section 409A) may only be made following the expiration of the six-month period after the date of separation from service (with such distributions to be made during the seventh month following separation from service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

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Appendix B

PLAN OF CONVERSION
OF
AKOUSTIS TECHNOLOGIES, INC., A NEVADA CORPORATION
INTO
AKOUSTIS TECHNOLOGIES, INC., A DELAWARE CORPORATION

THIS PLAN OF CONVERSION, dated as of                , 2016 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Akoustis Technologies, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Akoustis Technologies, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 and 92A.250 of the Nevada Revised Statutes, as amended (the “NRS ”).

RECITALS

WHEREAS, Akoustis Technologies, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.	Conversion; Effect of Conversion.

(a)	Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)	Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

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(c)	The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)	Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Akoustis Technologies, Inc.”

(e)	The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. This Plan is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-1(c) and 1.368-2(g).

2.	Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)	executing and filing (or causing the execution and filing of) Articles of Conversion, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada pursuant to Section 92A.205 of the NRS;

(b)	executing and filing (or causing the execution and filing of) a Certificate of Conversion, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware pursuant to Sections 103 and 265 of the DGCL; and

(c)	executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware pursuant to Sections 103 and 265 of the DGCL.

3.	Effective Time. The Conversion shall become effective either (a) upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation or (b) upon such later date and time as specified in such documents, which date must not be more than 90 days after the date on which the Nevada Articles of Conversion are filed (the time of the effectiveness of the Conversion, the “Effective Time”).

4.	Effect of Conversion.

(a)	Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one issued and outstanding share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)	Effect on Preferred Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Preferred Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time (if any) shall convert into one issued and outstanding share of Preferred Stock, $0.001 par value per share, of the Converted Entity Preferred Stock.

(c)	Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

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(d)	Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(e)	Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(f)	Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(g)	Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.	Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.	Delaware Bylaws. As promptly as practicable following the Effective Time, the Board of Directors of the Converted Entity shall adopt bylaws of the Converted Entity, substantially in the form of Exhibit D hereto.

7.	Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

8.	Amendment. This Plan may be amended or modified by the Board of Directors of the Converting Entity at any time prior to the Effective Time, provided that such action would be in the best interests of the Converting Entity and its stockholders, and provided further that, if stockholder approval has already been obtained, such amendment complies with Section 92A.120 of the NRS.

9.	Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

10.	Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

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11.	Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

AKOUSTIS TECHNOLOGIES, INC.,
a Nevada corporation

By:
	Name:	Jeffrey B. Shealy
	Title:	President and Chief Executive Officer

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Appendix C

STATE OF NEVADA ARTICLES OF CONVERSION

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion
(PURSUANT TO NRS 92A.205)

Articles of Conversion
(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Name of constituent entity: Akoustis Technologies, Inc.

Jurisdiction: Nevada

Entity type: Corporation

Name of resulting entity: Akoustis Technologies, Inc.

Jurisdiction: Delaware

Entity type: Corporation

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☑	The entire plan of conversion is attached to these articles.

☐	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Akoustis Technologies, Inc.
9805 Northcross Center Court, Suite H
Huntersville, NC 28078

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures — must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of constituent entity: Akoustis Technologies, Inc.

Signature	Title	Date

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Appendix D

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.)	The jurisdiction where the Non-Delaware Corporation first formed is Nevada.

2.)	The jurisdiction immediately prior to filing this Certificate is Nevada.

3.)	The date the Non-Delaware Corporation first formed is April 10, 2013.

4.)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Akoustis Technologies, Inc.

5.)	The name of the Corporation as set forth in the Certificate of Incorporation is Akoustis Technologies, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the _______ day of ______________, A.D. _____.

AKOUSTIS TECHNOLOGIES, INC.,
a Nevada corporation

By:
	Name:	Jeffrey B. Shealy
	Title:	President and Chief Executive Officer

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Appendix E

CERTIFICATE OF INCORPORATION

OF

AKOUSTIS TECHNOLOGIES, INC.

The undersigned, a natural person (the “Sole Incorporator”), for the purpose of organizing a corporation to conduct business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

ARTICLE I

CORPORATE NAME

The name of this corporation is Akoustis Technologies, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is to be located at 1675 South State Street, Suite B, Dover, Delaware 19901, Kent County. The registered agent in charge thereof is Capitol Services, Inc.

ARTICLE III

CORPORATE PURPOSES AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (“DGCL”).

ARTICLE IV

CAPITAL STOCK

4.1          Number of Authorized Shares; Par Value. The aggregate number of shares which the Corporation shall have authority to issue is fifty million (50,000,000) shares, of which forty-five million (45,000,000) shares shall be designated as common stock, par value $0.001 per share, and of which five million (5,000,000) shall be designated as preferred stock, par value $0.001 per share.

4.2          Preferred Stock. The preferred stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, options or other special rights and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation (the “Board of Directors”), with the Board of Directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

4.3          No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ARTICLE V

DIRECTORS

5.1          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall consist of at least one (1) director. Provided that the Corporation has at least one (1) director, the number of directors may at any time or times be increased or decreased as provided in the Bylaws of the Corporation.

5.2         Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

5.3          The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

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ARTICLE VI

DIRECTOR AND OFFICER LIABILITY

The liability of directors for monetary damages shall be eliminated to the fullest extent under applicable law. Neither the amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI shall eliminate or reduce the effect of such provisions, in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision or in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision, regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE VII

INDEMNIFICATION

7.1         Power to Indemnify. The Corporation shall indemnify to the fullest extent permitted, from time to time, by applicable law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The Corporation shall have the power to enter into agreements providing any such indemnity.

7.2         Expenses. The Corporation shall advance to a director, officer, employee or agent of the Corporation expenses incurred in connection with defending any action, suit or proceeding referred to above or in the Bylaws at any time before the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII or as provided in the Bylaws. The Corporation shall have the power to enter into agreements providing for such advancement of expenses.

7.3         Non-exclusivity. The indemnification and other rights provided for in this Article VII shall not be exclusive of any provision with respect to indemnification or the payment of expenses in the Bylaws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation or any other person.

7.4         Future Changes. Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of such provisions in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE VIII

AMENDMENT OR REPEAL

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

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ARTICLE IX

SOLE INCORPORATOR

The name and mailing address of the Sole Incorporator are as follows:

Jeffrey B. Shealy

Akoustis Technologies, Inc.

9805 Northcross Center Court, Suite H

Huntersville, North Carolina 28078

IN WITNESS WHEREOF, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ________ day of ______________, A.D. ______.

By:
	Name:	Jeffrey B. Shealy
	Title:	Incorporator

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Appendix F

AKOUSTIS TECHNOLOGIES, INC.

Incorporated Under the Laws of the

State of Delaware

BY-LAWS

Effective ________, ____

ARTICLE I

OFFICES

Akoustis Technologies, Inc. (the “Corporation”) shall maintain a registered office in the State of Delaware. The Corporation may also have other offices at such places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held on such date, at such time and at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Only if so determined by the Board of Directors, in its sole discretion, (a) stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other and/or (b) a meeting of stockholders may be held not at any place, but may instead be held solely by means of electronic communication, as provided in Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”).

Section 2. Annual Meeting. The Annual Meeting of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect a Board of Directors and transact only such other business as is properly brought before the meeting in accordance with these By-Laws. Notice of the Annual Meeting stating the date, time and place of the meeting shall be given as permitted by law to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 3. Special Meetings. Unless otherwise prescribed by law or the Certificate of Incorporation of the Corporation (such Certificate, as amended from time to time, including resolutions adopted from time to time by the Board of Directors establishing the designation, rights, preferences and other terms of any class or series of capital stock, the “Certificate of Incorporation”), special meetings of the stockholders may be called, only at the request of a majority of the Board of Directors, by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary. Notice of a Special Meeting stating the purpose or purposes for which the meeting is called and the date, time and place of the meeting, and the means of electronic communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Only such business as is specified in the notice of special meeting shall come before such meeting.

Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of shares of capital stock issued and outstanding entitled to vote thereat representing at least a majority of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Whether or not a quorum is present, the chairman of the meeting, or the stockholders entitled to vote thereat, present or represented by proxy, holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting. When a quorum is once present, it is not broken by the subsequent withdrawal of any stockholder.

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Section 5. Appointment of Inspectors of Election. The Board of Directors shall, in advance of sending to the stockholders any notice of a meeting of the holders of any class of shares, appoint one or more inspectors of election (“inspectors”) to act at such meeting or any adjournment or postponement thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is so appointed or if no inspector or alternate is able to act, the Chairman of the Board, or if none, the Secretary shall appoint one or more inspectors to act at such meeting. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.

Section 6. Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder of record of any class or series of stock other than the common stock, par value $0.001 per share, of the Corporation (“Common Stock”) shall be entitled on each matter submitted to a vote at each meeting of stockholders to such number of votes for each share of such stock as may be fixed in the Certificate of Incorporation, and each stockholder of record of Common Stock shall be entitled at each meeting of stockholders to one vote for each share of such stock, in each case, registered in such stockholder’s name on the books of the Corporation on the date fixed pursuant to Section 5 of Article VI of these By-Laws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting may vote either in person or by proxy duly appointed.

At all meetings of stockholders, all matters, except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, shall be determined by the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon, and where a separate vote by class is required, a majority of the votes represented by the shares of the stockholders of such class present in person or represented by proxy and entitled to be cast thereon shall be the act of such class.

The vote on any matter, including the election of directors, shall be by written ballot, or, if authorized by the Board of Directors, in its sole discretion, by electronic ballot given in accordance with a procedure set out in the notice of such meeting. Each ballot shall state the number of shares voted.

Proxy cards shall be returned in envelopes addressed to the inspectors, who shall receive, inspect and tabulate the proxies. Comments on proxies, consents or ballots shall be transcribed and provided to the Secretary with the name and address of the stockholder. Nothing in this Article II shall prohibit the inspector from making available to the Corporation, prior to, during or after any annual or special meeting, information as to which stockholders have not voted and periodic status reports on the aggregate vote.

Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding shares representing at least a majority of the votes entitled to vote thereon, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.

Section 7. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 9. Advance Notice of Stockholder-Proposed Business at Annual Meeting. To be properly brought before the Annual Meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of record. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and must have been a stockholder of record at such time. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of the date of the Annual Meeting of the previous year; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than one hundred twenty (120) days prior to such Annual Meeting and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information relating to the person or the proposal that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor provision or law) or applicable law.

Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an Annual Meeting except in accordance with the procedures set forth in this Section 9; provided, however, that nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the Annual Meeting. The chairman of an Annual Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 9 and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 10. Nomination of Directors; Advance Notice of Stockholder Nominations. Only persons who are nominated in accordance with the procedures set forth in this Section 10 shall be eligible for election as directors at a meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting or at any special meeting of stockholders called in the manner set forth in Section 3 of this Article II for the purpose of electing directors may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed for such purpose by the Board of Directors, or by any stockholder of record of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 10. Such nominations, other than those made by, or at the direction of, or under the authority of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation by a stockholder of record at such time. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of the date of the Annual Meeting of the previous year; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not earlier than one hundred twenty (120) days prior to such Annual Meeting and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called in the manner set forth in Section 3 of this Article II for the purpose of electing directors, not earlier than one hundred twenty (120) days prior to such special meeting and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Such stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation, if any, which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor provision or law) or applicable law; and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.

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The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE III

DIRECTORS

Section 1. Number; Resignation; Removal. Except as otherwise required by the Certificate of Incorporation, the number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than one. Except as provided in Section 2 of this Article III and in the Certificate of Incorporation, a nominee for director shall be elected to the Board of Directors by a plurality of the votes cast at the Annual Meeting of Stockholders. A director may resign at any time upon notice to the Corporation. A director may be removed, with or without cause, by the affirmative vote of holders of shares of capital stock issued and outstanding entitled to vote at an election of directors representing at least a majority of the votes entitled to be cast thereon.

Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the remaining directors then in office, though less than a quorum, or by a sole remaining director, and the directors so elected shall hold office until the next Annual Meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by the DGCL. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done solely by the stockholders.

Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or any director. Notice thereof stating the date, time and place of the meeting shall be given to each director either (i) by mail or courier not less than forty-eight (48) hours before the date of the meeting or (ii) by telephone, telegram or facsimile or electronic transmission, not less than twenty-four (24) hours before the time of the meeting or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances (provided that notice of any meeting need not be given to any director who shall either submit, before or after such meeting, a waiver of notice or attend the meeting without protesting, at the beginning thereof, the lack of notice).

Section 5. Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the entire Board of Directors shall be necessary to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Whether or not a quorum is present at a meeting of the Board of Directors, a majority of the directors present may adjourn the meeting to such time and place as they may determine without notice other than an announcement at the meeting.

Section 6. Action without a Meeting. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. The resolution and the consents thereto in writing or by electronic transmission by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

Section 7. Participation by Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment allowing all persons participating in the meeting to hear each other. Participation by such means shall constitute presence in person at the meeting.

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Section 8. Compensation. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or any committee thereof and may be paid compensation as a director, committee member or chairman of any committee and for attendance at each meeting of the Board of Directors or committee thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore or entering into transactions otherwise permitted by the Certificate of Incorporation, these By-Laws or applicable law.

Section 9. Resignation. Any director may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

ARTICLE IV

COMMITTEES

Section 1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or member constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to adopt any Certificate of merger, conversion, exchange or domestication, the authority to issue shares and the authority to declare a dividend, except as limited by the DGCL or other applicable law, but no such committee shall have power or authority in reference to the following matters:  (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any By-Law of the Corporation. All acts done by any committee within the scope of its powers and duties pursuant to these By-Laws and the resolutions adopted by the Board of Directors shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors. The Secretary or any Assistant Secretary is empowered to certify that any resolution duly adopted by any such committee is binding upon the Corporation and to execute and deliver such certifications from time to time as may be necessary or proper to the conduct of the business of the Corporation.

Section 2. Resignation. Any member of a committee may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 3. Quorum. A majority of the members of a committee shall constitute a quorum. The vote of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.

Section 4. Record of Proceedings. Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

Section 5. Organization, Meetings, Notices. A committee may hold its meetings at the principal office of the Corporation, or at any other place upon which a majority of the committee may at any time agree. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings.

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ARTICLE V

OFFICERS

Section 1. General. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also elect and specifically identify as officers of the Corporation a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Controller, one or more vice presidents, assistant secretaries and assistant treasurers, and such other officers and agents as in its judgment may be necessary or desirable. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders or directors of the Corporation. Any office named or provided for in this Article V (including, without limitation, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Controller) may, at any time and from time to time, be held by one or more persons. If an office is held by more than one person, each person holding such office shall serve as a co-officer (with the appropriate corresponding title) and shall have general authority, individually and without the need for any action by any other co-officer, to exercise all the powers of the holder of such office of the Corporation specified in these By-Laws and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or such other officer specified in this Article V.

Section 2. Election; Removal; Remuneration. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and may elect additional officers and may fill vacancies among the officers previously elected at any subsequent meeting of the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time, either for or without cause, by the affirmative vote of a majority of the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meetings, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Secretary, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any company, partnership or other entity in which the Corporation may own securities, or to execute written consents in lieu thereof,  and at any such meeting, or in giving any such consent, shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board. The Chairman of the Board, if any, may be, but need not be, a person other than the Chief Executive Officer or the President of the Corporation. The Chairman of the Board may be, but need not be, an officer or employee of the Corporation. The Chairman of the Board shall preside at meetings of the Board of Directors and shall establish agendas for such meetings. In addition, the Chairman of the Board shall assure that matters of significant interest to stockholders and the investment community are addressed by management.

Section 5. Chief Executive Officer. The Chief Executive Officer, if any, shall, subject to the direction of the Board of Directors, have general and active control of the affairs and business of the Corporation and general supervision of its officers, officials, employees and agents. The Chief Executive Officer shall preside at all meetings of the stockholders and shall preside at all meetings of the Board of Directors and any committee thereof of which he or she is a member, unless the Board of Directors or such committee shall have chosen another chairman. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect, and in addition, the Chief Executive Officer shall have all the powers and perform all the duties generally appertaining to the office of the chief executive officer of a corporation. The Chief Executive Officer shall designate the person or persons who shall exercise his powers and perform his duties in his absence or disability and the absence or disability of the President.

Section 6. President. The President shall have such powers and perform such duties as are prescribed by the Chief Executive Officer or the Board of Directors, and in the absence or disability of the Chief Executive Officer, the President shall have the powers and perform the duties of the Chief Executive Officer, except to the extent the Board of Directors shall have otherwise provided. In addition, the President shall have such powers and perform such duties generally appertaining to the office of the president of a corporation, except to the extent the Chief Executive Officer, if any, or the Board of Directors shall have otherwise provided.

Section 7. Vice President. The Vice Presidents of the Corporation shall perform such duties and have such powers as may, from time to time, be assigned to them by the Board of Directors, the Chief Executive Officer, if any, the President or these By-Laws.

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Section 8. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for any committee appointed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when so authorized by the Board of Directors. The Secretary shall give or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors and shall perform generally all the duties usually appertaining to the office of secretary of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

Section 9. Assistant Secretary. The Assistant Secretary shall be empowered and authorized to perform all of the duties of the Secretary in the absence or disability of the Secretary and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Secretary or these By-Laws.

Section 10. Chief Financial Officer. The Chief Financial Officer, if any, shall have responsibility for the administration of the financial affairs of the Corporation and shall exercise supervisory responsibility for the performance of the duties of the Treasurer and the Controller, if any. The Chief Financial Officer shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all of the transactions effected by the Treasurer and the Controller, if any, and of the financial condition of the Corporation. The Chief Financial Officer shall generally perform all the duties usually appertaining to the affairs of a chief financial officer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these By-Laws.

Section 11. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by persons authorized by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, if any, the Chief Executive Officer, if any, the President and the Board of Directors whenever they may require it, an account of all of the transactions effected by the Treasurer and of the financial condition of the Corporation. The Treasurer may be required to give a bond for the faithful discharge of his or her duties. The Treasurer shall generally perform all duties appertaining to the office of treasurer of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Executive Officer, if any, the President or these By-Laws.

Section 12. Assistant Treasurer. The Assistant Treasurer shall be empowered and authorized to perform all the duties of the Treasurer in the absence or disability of the Treasurer and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Treasurer or these By-Laws.

Section 13. Controller. The Controller, if any, shall prepare and have the care and custody of the books of account of the Corporation. The Controller shall keep a full and accurate account of all monies, received and paid on account of the Corporation, and shall render a statement of the Controller’s accounts whenever the Board of Directors shall require. The Controller shall generally perform all the duties usually appertaining to the affairs of the controller of a corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors, the Chief Financial Officer, if any, the President or these By-Laws. The Controller may be required to give a bond for the faithful discharge of his or her duties.

Section 14. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as the Board of Directors may, from time to time, determine or as may be assigned to them by any superior officer.

Section 15. Other Officers. The Board of Directors may designate such other officers having such duties and powers as it may specify from time to time.

ARTICLE VI

CAPITAL STOCK

Section 1. Form of Certificate; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by a certificate shall be entitled to have a certificate signed in the name of the Corporation (i) by the Chairman of the Board, if any, the Chief Executive Officer, if any, the President or any Vice President and (ii) by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Except as otherwise provided by law or these By-Laws, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

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Section 2. Signatures. Any signature required to be on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record or by such person’s attorney duly authorized, and upon the surrender of properly endorsed certificates for a like number of shares (or, with respect to uncertificated shares, by delivery of duly executed instructions or in any other manner permitted by applicable law).

Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of the person registered on its books as the owner of a share to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7. Dividends. Subject to the provisions of the Certificate of Incorporation or applicable law, dividends upon the capital stock of the Corporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 8. Common Stock. The voting, dividend and liquidation rights of the holders of shares of Common Stock are subject to, and qualified by, the rights of the holders of the preferred stock, if any, of the Corporation.  Each share of Common Stock shall be treated identically as all other shares of Common Stock with respect to dividends, distributions, rights in liquidation and in all other respects.

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ARTICLE VII

INDEMNIFICATION

Section 1. Indemnification Respecting Third Party Claims. The Corporation, to the full extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, and administrators of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation or by any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which the Corporation owns, directly or indirectly through one or more other entities, a majority of the voting power or otherwise possesses a similar degree of control), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (any such entity for which a Subsidiary Officer so serves, an “Associated Entity”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that (i) the Corporation shall not be obligated to indemnify a person who is or was a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action, suit, proceeding or investigation to which such person is threatened to be made a party but does not become a party unless the incurring of such expenses was authorized by or under the authority of the Board of Directors and (ii) the Corporation shall not be obligated to indemnify against any amount paid in settlement unless the Board of Directors has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this Section 1, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 1 against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against the Corporation or any Associated Entity or any person who is or was a director, officer, fiduciary, employee or agent of the Corporation or a Subsidiary Officer of any Associated Entity (including, without limitation, any action, suit or proceeding commenced by such person to enforce such person’s rights under this Article, unless and only to the extent that such person is successful on the merits of such claim), but such indemnification may be provided by the Corporation in a specific case as permitted by Section 7 below in this Article.

Section 2. Indemnification Respecting Derivative Claims. The Corporation, to the full extent and in a manner permitted by Delaware law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, and administrators of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of an Associated Entity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; provided, however, that the Corporation shall not be obligated to indemnify a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action or suit to which such person is threatened to be made a party but does not become a party unless the incurrence of such expenses was authorized by or under the authority of the Board of Directors. Notwithstanding anything to the contrary in the foregoing provisions of this Section 2, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 2 against expenses incurred in connection with any action or suit in the right of the Corporation commenced by such person, but such indemnification may be provided by the Corporation in any specific case as permitted by Section 7 below in this Article.

Section 3. Determination of Entitlement to Indemnification. Any indemnification to be provided under either of Section 1 or 2 above in this Article (unless ordered by a court of competent jurisdiction or advanced as provided in Section 5 of this Article) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determination must be made (a) by the stockholders, (b) by a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum, (c) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (d) if there are no such directors, or if such directors so elect, by independent legal counsel in a written opinion. In the event a request for indemnification is made by any person referred to in Section 1 or 2 above in this Article, the Corporation shall use its reasonable best efforts to cause such determination to be made not later than sixty (60) days after such request is made after the final disposition of such action, suit or proceeding.

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Section 4. Right to Indemnification upon Successful Defense and for Service as a Witness. (a)  Notwithstanding the other provisions of this Article, to the extent that a present or former director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in either of Section 1 or 2 above in this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(b)  Except as otherwise required by law, to the extent any person who is or was a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity has served or prepared to serve as a witness in, but is not a party to, any action, suit or proceeding (whether civil, criminal, administrative, regulatory or investigative in nature), including any investigation by any legislative or regulatory body or by any securities or commodities exchange of which the Corporation or an Associated Entity is a member or to the jurisdiction of which it is subject, by reason of his or her services as a director, officer, employee or agent of the Corporation, or his or her service as a Subsidiary Officer of an Associated Entity (assuming such person is or was serving at the request of the Corporation as a Subsidiary Officer of such Associated Entity), the Corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith and, if the Corporation has determined to so indemnify such person, shall use its reasonable best efforts to provide such indemnity within sixty (60) days after receipt by the Corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses; it being understood, however, that the Corporation shall have no obligation under this Article to compensate such person for such person’s time or efforts so expended.

Section 5. Advance of Expenses. (a) Expenses (including attorneys’ fees) incurred by any present or former director or officer of the Corporation  in defending any civil, criminal, administrative or investigative action, suit or proceeding shall, to the extent permitted by law, be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized by this Article.

(b)  Expenses and costs incurred by any other person referred to in Section 1 or 2 above in this Article in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by or under the authority of the Board of Directors upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation in respect of such expenses as authorized by this Article and subject to any limitations or qualifications provided by or under the authority of the Board of Directors.

Section 6. Notice of Action; Assumption of the Defense. Promptly after receipt by any person referred to in Section 1, 2 or 5 above in this Article of notice of the commencement of any action, suit or proceeding in respect of which indemnification or advancement of expenses may be sought under any such Section, such person (the “Indemnitee”) shall notify the Corporation thereof. The Corporation shall be entitled to participate in the defense of any such action, suit or proceeding and, to the extent that it may wish, except in the case of a criminal action or proceeding, to assume the defense thereof with counsel chosen by it. If the Corporation shall have notified the Indemnitee of its election so to assume the defense, it shall be a condition of any further obligation of the Corporation under such Sections to indemnify the Indemnitee with respect to such action, suit or proceeding that the Indemnitee shall have provided an undertaking in writing to repay all legal or other costs and expenses subsequently incurred by the Corporation in conducting such defense if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified in respect of the costs and expenses of such action, suit or proceeding by the Corporation as authorized by this Article. Notwithstanding anything in this Article to the contrary, after the Corporation shall have notified the Indemnitee of its election so to assume the defense, the Corporation shall not be liable under such Sections for any legal or other costs or expenses subsequently incurred by the Indemnitee in connection with the defense of such action, suit or proceeding, unless (a) the parties thereto include both (i) the Corporation and the Indemnitee, or (ii) the Indemnitee and other persons who may be entitled to seek indemnification or advancement of expenses under any such Section and with respect to whom the Corporation shall have elected to assume the defense, and (b) the counsel chosen by the Corporation to conduct the defense shall have determined, in its sole discretion, that, under applicable standards of professional conduct, a conflict of interest exists that would prevent them from representing both (i) the Corporation and the Indemnitee, or (ii) the Indemnitee and such other persons, as the case may be, in which case the Indemnitee may retain separate counsel at the expense of the Corporation to the extent provided in such Sections and Section 3 above in this Article.

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Section 7. Indemnification Not Exclusive. The provision of indemnification, or the advancement of expenses, to any person under this Article, or the entitlement of any person to indemnification or advancement of expenses under this Article does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in such person’s official capacity or an action in another capacity while holding such office.

Section 8. Corporate Obligations; Reliance. The provisions of Sections 1, 2, 4(a) and 5(a) above of this Article shall be deemed to create a binding obligation on the part of the Corporation to the directors, officers, employees and agents of the Corporation, and the persons who are serving at the request of the Corporation as Subsidiary Officers of Associated Entities, on the effective date of this Article and persons thereafter elected as directors and officers or retained as employees or agents, or serving at the request of the Corporation as Subsidiary Officers of Associated Entities (including persons who served as directors, officers, employees and agents, or served at the request of the Corporation as Subsidiary Officers of Associated Entities, on or after such date but who are no longer so serving at the time they present claims for advancement of expenses or indemnity), and such persons in acting in their capacities as directors, officers, employees or agents of the Corporation, or serving at the request of the Corporation as Subsidiary Officers of any Associated Entity, shall be entitled to rely on such provisions of this Article.

Section 9. Further Changes. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of such provisions in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

Section 10. Successors. The right, if any, of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of an Associated Entity, to indemnification or advancement of expenses under Sections 1 through 9 above in this Article shall continue after such person shall have ceased to be a director, officer, employee or agent of the Corporation or a Subsidiary Officer of an Associated Entity and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 11. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability.

Section 12. Definitions of Certain Terms. For purposes of this Article, references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer employee or agent of the Corporation or as a Subsidiary Officer of any Associated Entity which service imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

ARTICLE VIII

GENERAL

Section 1. Fiscal Year. The fiscal year of the Corporation shall be such date as shall be fixed by resolution of the Board of Directors from time to time.

Section 2. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise upon any paper, certificate or document.

Section 3. Disbursements. All checks, drafts or demands for money out of the funds of the Corporation and all notes and other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

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Section 4. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors at any meeting thereof; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws shall be contained in the notice of such meeting of stockholders or in a notice of such meeting of the Board of Directors, as the case may be. Unless a higher percentage is required by law or by the Certificate of Incorporation as to any matter which is the subject of these By-Laws, all such amendments must be approved by either the affirmative vote of holders of shares of capital stock issued and outstanding entitled to vote thereon representing at least a majority of the votes entitled to be cast thereon or by a majority of the entire Board of Directors then in office.

Section 5. Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of North Carolina, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII, Section 5.

Section 6. Definitions. As used in this Article and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

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Appendix G

CHAPTER 92A – MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS

RIGHT OF DISSENTING OWNERS

NRS 92A.300	Definitions.
NRS 92A.305	“Beneficial stockholder” defined.
NRS 92A.310	“Corporate action” defined.
NRS 92A.315	“Dissenter” defined.
NRS 92A.320	“Fair value” defined.
NRS 92A.325	“Stockholder” defined.
NRS 92A.330	“Stockholder of record” defined.
NRS 92A.335	“Subject corporation” defined.
NRS 92A.340	Computation of interest.
NRS 92A.350	Rights of dissenting partner of domestic limited partnership.
NRS 92A.360	Rights of dissenting member of domestic limited-liability company.
NRS 92A.370	Rights of dissenting member of domestic nonprofit corporation.
NRS 92A.380	Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
NRS 92A.390	Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
NRS 92A.400	Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
NRS 92A.410	Notification of stockholders regarding right of dissent.
NRS 92A.420	Prerequisites to demand for payment for shares.
NRS 92A.430	Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
NRS 92A.440	Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.
NRS 92A.450	Uncertificated shares: Authority to restrict transfer after demand for payment.
NRS 92A.460	Payment for shares: General requirements.
NRS 92A.470	Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
NRS 92A.480	Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
NRS 92A.490	Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
NRS 92A.500	Assessment of costs and fees in certain legal proceedings.

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

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NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.   Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.   Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.   Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

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NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.   Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.   A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.   Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.   There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.   The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

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3.   Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.   There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.   There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.   A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.   A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.   If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.   If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.   A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.   The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

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2.   The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.   If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.   Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.   A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.   The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.   Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

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2.   The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

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2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

(Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

G-7

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKSBELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	____________________

Nominees

01 Arthur E. Geiss 02 Jerry D. Neal 03 Jeffrey B. Shealy 04 Steven P. DenBaars 05 Jeffrey K. McMahon

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.	For	Against	Abstain
2. Proposal to approve the Akoustis Technologies, Inc. 2016 Stock Incentive Plan.	☐	☐	☐
3. Proposal to approve the reincorporation of Akoustis Technologies, Inc. from the State of Nevada to the State of Delaware, pursuant to a plan of conversion.	☐	☐	☐
4. Proposal to ratify the appointment of Marcum LLP as Akoustis Technologies, Inc.'s independent registered public accounting firm for the fiscal year ending June 30, 2017.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Yes **No**

Please indicate if you plan to attend this meeting ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000302494_1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

AKOUSTIS TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 15, 2016
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey B. Shealy and Cindy C. Payne, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AKOUSTIS TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, local time on December 15, 2016, at the offices of Womble Carlyle Sandridge & Rice LLP, One Wells Fargo Center, Suite 3500, 301 South College Street, Charlotte, North Carolina 28202, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the director nominees listed in Item 1 and FOR Items 2, 3, and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. The Board of Directors is not aware of any other business to come before the meeting.

Address change/comments:

____

____

____

0000302494_2

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side